                                   EXHIBIT 10

                    GREAT AMERICAN FINANCIAL RESOURCES, INC.
                           RETIREMENT AND SAVINGS PLAN

                            GREAT AMERICAN FINANCIAL
                                 RESOURCES, INC.
                           RETIREMENT AND SAVINGS PLAN

                  (Amended and Restated as of January 1, 2001)

                                TABLE OF CONTENTS

Article 1. The Plan........................................................1-1
         1.1      Establishment of the Plan................................1-1
         1.2      Applicability of the Plan................................1-1
         1.3      Purpose of the Plan......................................1-1

Article 2. Definitions.....................................................2-1
         2.1      Definitions..............................................2-1
         2.2      Gender and Number.......................................2-10

Article 3. Eligibility and Participation...................................3-1
         3.1      Eligibility..............................................3-1
         3.2      Excluded Employees.......................................3-1
         3.3      Eligibility for Rollover Contributions...................3-2
         3.4      Participants From Merged Plans...........................3-2
         3.5      Enrollment...............................................3-2
         3.6      Duration of Participation................................3-2
         3.7      Participation Upon Reemployment..........................3-2
         3.8      Hours of Service.........................................3-3
         3.9      Special Provisions for Participants
                  Who Enter the Armed Forces...............................3-3
         3.10     Participation Errors.....................................3-3
         3.11     Waiver of Participation..................................3-4

Article 4. Contributions...................................................4-1
         4.1      Section 401(k) Contributions.............................4-1
         4.2      Matching Contributions...................................4-2
         4.3      Actual Deferral Percentage Test and
                  Actual Contribution Percentage Test......................4-2
         4.4      Adjustment to Actual Deferral Percentage Test............4-4
         4.5      Adjustment to Actual Contribution Percentage Test........4-5
         4.6      Employer Retirement Contributions........................4-6
         4.7      Forfeitures..............................................4-7
         4.8      Limitations on Annual Additions..........................4-7
         4.9      Rollover Contributions...................................4-9
         4.10     Special Rules for Early Participation....................4-9

Article 5. Vesting in Accounts.............................................5-1
         5.1      Fully Vested Accounts....................................5-1
         5.2      Vesting in Employer Contributions........................5-1
         5.3      Accelerated Vesting......................................5-1

Article 6. Distributions, Withdrawals, and Loans...........................6-1
         6.1      Distribution Upon Retirement, Death,
                  or Disability............................................6-1
         6.2      Distribution Upon Severance from Service
                  for Reasons Other Than Retirement,
                  Disability or Death......................................6-1
         6.3      Forfeitures..............................................6-1
         6.4      Commencement of Distributions............................6-2
         6.5      Method of Distribution...................................6-3
         6.6      Withdrawals During Employment............................6-4
         6.7      Participant Loans........................................6-4
         6.8      Hardship Withdrawals. ...................................6-7
         6.9      Required Distributions...................................6-7
         6.10     Withholding Taxes........................................6-7
         6.11     Distributions Under Qualified Domestic
                  Relations Orders.........................................6-8

Article 7. Investment Elections............................................7-1
         7.1      Investment of Specified Contributions....................7-1
         7.2      Investment Elections.....................................7-1
         7.3      Investment Transfers.....................................7-1
         7.4      Transfer of Assets.......................................7-1
         7.5      Investment of Matching and Employer
                  Retirement Contributions Account.........................7-1
         7.6      Diversification..........................................7-1

Article 8. Accounts and Records of the Plan................................8-1
         8.1      Accounts and Records.....................................8-1
         8.2      Trust Fund...............................................8-1
         8.3      Valuation and Allocation of Expenses.....................8-1
         8.4      Allocation of Earnings and Losses........................8-1

Article 9. Financing.......................................................9-1
         9.1      Financing................................................9-1
         9.2      Contributions............................................9-1
         9.3      Nonreversion.............................................9-1
         9.4      Rights in the Trust Fund.................................9-1

Article 10. Administration................................................10-1
         10.1     Plan Administrator and Fiduciary........................10-1
         10.2     Compensation and Expenses...............................10-1
         10.3     Manner of Action........................................10-1
         10.4     Chairman, Secretary, and Employment
                  of Specialists..........................................10-1
         10.5     Assistance..............................................10-1
         10.6     Records.................................................10-2
         10.7     Rules...................................................10-2
         10.8     Administration..........................................10-2
         10.9     No Enlargement of Employee Rights.......................10-2
         10.10    Initial Claims Procedure................................10-2
         10.11    Claim Review Procedure..................................10-3
         10.12    Notice of Address and Missing Persons...................10-5
         10.13    Data and Information for Benefits.......................10-5
         10.14    Indemnity...............................................10-6
         10.15    Effect of a Mistake.....................................10-6
         10.16    Self-Interest...........................................10-6

Article 11. Amendment and Termination.....................................11-1
         11.1     Amendment and Termination...............................11-1
         11.2     Limitations on Amendments...............................11-1
         11.3     Effect of Bankruptcy and Other
                  Contingencies Affecting an Employer.....................11-2

Article 12. ESOP Provisions...............................................12-1
         12.1     Establishment of ESOP Fund..............................12-1
         12.2     Investment in GAFRI Common Stock........................12-1
         12.3     Allocation of Employer Contributions....................12-1
         12.4     ESOP Loans and Suspense Accounts........................12-1
         12.5     Required Terms of ESOP Loan.............................12-2
         12.6     Termination of Suspense Account.........................12-3
         12.7     Allocation of Earnings on Stock.........................12-3
         12.8     Valuation of GAFRI Securities...........................12-3
         12.9     Voting Rights...........................................12-3
         12.10    Rights on Tender or Exchange Offer......................12-4
         12.11    Diversification.........................................12-4
         12.12    Put Option..............................................12-4
         12.13    Non-traded Stock........................................12-5
         12.14    Stock not Subject to "Put" or "Call"....................12-6

Article 13. Top-Heavy Provisions..........................................13-1
         13.1     Application of Top-Heavy Provisions.....................13-1
         13.2     Definitions.............................................13-1
         13.3     Vesting Requirements....................................13-3
         13.4     Minimum Contribution....................................13-3
         13.5     Limit on Annual Additions: Combined Plan Limit..........13-5
         13.6     Limit on Annual Adjusted Compensation
                  Taken into Account......................................13-5
         13.7     Collective Bargaining Agreements........................13-5

Article 14. Participation In and Withdrawal...............................14-1
         14.1     Participation in the Plan...............................14-1
         14.2     Withdrawal from the Plan................................14-1
         14.3     Other Termination.......................................14-1
         14.4     Distribution............................................14-2

Article 15. Miscellaneous.................................................15-1
         15.1     Section 16(b) Restrictions..............................15-1
         15.2     Beneficiary Designation.................................15-1
         15.3     Incompetency............................................15-1
         15.4     Nonalienation...........................................15-2
         15.5     Applicable Law..........................................15-2
         15.6     Severability............................................15-2
         15.7     No Guarantee............................................15-2
         15.8     Merger, Consolidation, or Transfer......................15-3
         15.9     Internal Revenue Service Approval.......................15-3

                    GREAT AMERICAN FINANCIAL RESOURCES, INC.

                           RETIREMENT AND SAVINGS PLAN

                  (Amended and Restated as of January 1, 2001)

                              Article 1.  The Plan

     1.1  Establishment of the Plan.

     Effective  January 1,  2001,  GREAT  AMERICAN  FINANCIAL  RESOURCES,  INC.,
formerly  known as American  Annuity  Group,  Inc.,  (referred  to herein as the
"Company"  or "GAFRI")  amends and restates the  American  Annuity  Group,  Inc.
Employee Stock  Ownership/Retirement Plan and merges the American Annuity Group,
Inc. Retirement Savings Plan into it. Hereafter,  it shall be known as the GREAT
AMERICAN FINANCIAL RESOURCES, INC. RETIREMENT AND SAVINGS PLAN (the "Plan"). The
Plan is maintained for the benefit of eligible  Employees of the Company and any participating Employers.

     1.2  Applicability of the Plan.

     The provisions of this Plan are applicable only to Employees in the employ of an Employer on or after the Effective Date. If an Employee's employment with an Employer terminated prior to the Effective Date, his right to benefits, if any, and the amount thereof, will be determined in accordance with the provisions of the prior plans in effect as of his date of termination.

     1.3  Purpose of the Plan.

     The purpose of the Plan is to enable Participants to accumulate capital on a regular and long-term basis for their retirement income needs.

_________________________
                      End of Article 1

                             Article 2.   Definitions

     2.1  Definitions.

     Whenever used in the Plan,  the following  terms shall have the  respective meanings set forth below unless otherwise  expressly  provided herein,  and when the defined meaning is intended the term is capitalized.

     (a)  "AAG  ESORP"  means  the  American   Annuity  Group   Employee   Stock
          Ownership/Retirement Plan into which the AAG 401(k) Plan was merged as of the Effective Date to form this Plan.

     (b)  "AAG 401(k) Plan" means the American Annuity Group Retirement  Savings
          Plan which was merged as of the  Effective  Date into the AAG ESORP to form this Plan.

     (c)  "Account" means the separate account  maintained for each Member which represents the Member's total proportionate interest in the Trust Fund as of  any  Valuation  Date  and  which  consists  of  the  sum of the following sub-accounts:

          (1)  "Section 401(k) Contributions Account" means that portion of such
               Member's  Account which evidences the value of the Section 401(k)
               Contributions  made  on  the  Member's  behalf  by  an  Employer, including  any gains and  losses of the Trust  Fund  attributable thereto.

          (2)  "Employer Retirement Contributions Account" means that portion of such Member's  Account which  evidences the value of the Employer
               Retirement  Contributions  made  on  the  Member's  behalf  by an
               Employer,  including  any  gains and  losses  of the  Trust  Fund attributable thereto.

          (3)  "Matching  Contributions  Account"  means  that  portion  of such
               Member's  Account  which  evidences  the  value  of the  Matching
               Contributions  made  on  the  Member's  behalf  by  an  Employer, including  any gains and  losses of the Trust  Fund  attributable thereto.

          (4)  "Rollover  Contributions  Account"  means  that  portion  of such
               Participant's or Employee's  Account which evidences the value of the Rollover  Contributions made by the Member in accordance with
               Section  4.9,  including  any gains and  losses of the Trust Fund attributable thereto.

     (d)  "Act" means the Employee  Retirement  Income  Security Act of 1974, as
          amended.

     (e)  "Adjusted  Compensation" means a Participant's wages,  salaries,  fees for  professional  services,  and other amounts  received for personal services actually rendered as an Employee (including,  but not limited to, commissions paid salesmen,  compensation for services on the basis of a percentage of profits,  commissions on insurance premiums,  tips, and bonuses) and any other items included  under  Treasury  Regulation
          1.415-2(d)(1).  Adjusted Compensation shall include elective or salary reduction  amounts  which  are  excludable  from  gross  income  under
          Sections 125,  402(a)(8),  402(h) or 403(b) of the Code for Plan Years
          beginning  prior to  January  1,  1998.  Adjusted  Compensation  shall exclude:

          (1)  Contributions  by an Employer to a plan of deferred  compensation to the extent  contributions are not included in the gross income of the Participant for the taxable year in which contributed,  or on behalf of the  Participant  to a simplified  employee  pension described  in  Section  408(k)  of the  Code to the  extent  such contributions are deductible under Section 219(b)(2) of the Code, and  any  distributions  from a  plan  of  deferred  compensation whether or not includable in the gross income of the  Participant when distributed;

          (2)  Amounts  realized  from the  exercise  of a  non-qualified  stock option,  or  when  restricted  stock  (or  property)  held by the
               Participant  becomes freely  transferable or is no longer subject to a substantial risk or forfeiture;

          (3)  Amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option; and

          (4)  Other amounts that receive special tax benefits, or contributions made by an  Employer  (whether  or not  under a salary  reduction agreement)  toward  the  purchase  of a 403(b)  annuity  contract
               (whether or not the  contributions  are excludable from the gross income of the Participant).

     Adjusted  Compensation  in  excess  of  the  Compensation  Limit  shall  be disregarded.

     (f)  "Administrative  Plan  Committee"  means the committee  which has been designated as the "plan administrator" as provided in Section 10.1.

     (g)  "Affiliate" means the following:

          (1)  Any  corporation  other than  GAFRI,  i.e.,  either a  subsidiary corporation or an affiliated or associated  corporation of GAFRI, which together with GAFRI is a member of a "controlled  group" of corporations;

          (2)  any  organization  which  together  with  GAFRI is under  "common control"; or

          (3)  any  organization  which  together  with GAFRI is an  "affiliated service group";

     as those terms inside quotation marks are used in Sections 414(b),  414(c), and 414(m) of the Code.

          The term  "Affiliate"  also  includes any other entity  required to be aggregated with GAFRI pursuant to regulations  under Section 414(o) of the Code.

     (h)  "AFG Common Stock" means shares of common stock,  $1.00 par value,  of
          AFG.

     (i)  "Aggregation Group" means the group as defined in Section 13.2(a).

     (j)  "Board"  means the Board of Directors of GAFRI or any committee of the
          Board to which the Board delegates responsibilities under this Plan.

     (k)  "Code" means the Internal Revenue Code of 1986, as amended.

     (l)  "Company" means GAFRI or any successor thereto.

     (m)  "Compensation  Limit" means the maximum amount of Covered Compensation or Adjusted  Compensation  taken into  account  under the Plan for any
          Plan Year as set forth in Section 401(a)(17) of the Code and as may be adjusted by the Secretary of Treasury to reflect increases in the cost of living.

     (n)  "Covered  Compensation"  means all wages as defined in Section 3401(a)
          of the Code and all other payments of  compensation  to an Employee by the Employer (in the course of the  Employer's  trade or business) for which the  Employer  is  required  to furnish  the  employee a written
          statement   under  Sections   6041(d)  and  6051(a)(3)  of  the  Code.
          Compensation  must be  determined  without  regard to any rules  under
          Section  3401(a) of the Code that limit the  remuneration  included in wages  based  on the  nature  or  location  of the  employment  or the services  performed (such as the exception for  agricultural  labor in
          Section  3041(a)(2)  of the  Code).  Compensation  shall  exclude  any addition to gross pay for benefits, including but not limited to group term  life,  auto/homeowners  coverage,  service  awards,  educational reimbursements  and/or any  addition to gross pay,  including  but not limited to, non-reimbursable expense items, cost of air transportation on company-owned  aircraft,  relocation expenses, any payments made on account  of  participation  in any other  qualified  or  non-qualified plan(s) that result in taxable  distribution(s) and statutory payments such as worker's  compensation or state disability  payments.  Covered
          Compensation  shall  include any elective  deferrals for that calendar year  with  respect  to  employment  with  the  Employer  (1)  under a qualified cash or deferred arrangement  described in Section 401(k) of the Code, (2) to a plan  qualified  under Section 125 of the Code, (3)
          to a plan  qualified  under Section  402(h) of the Code, (4) to a plan qualified  under  Section  132(f)(4) of the Code, or (5) to another to another similar type of plan.  Covered  Compensation shall not include any amounts paid by reason of services  performed prior to the date an
          Employee becomes a Participant or bonuses (other than an annual bonus)
          paid by an Employer as a long-term  incentive  bonus or a similar type of bonus that is considered long-term incentive compensation.  Covered
          Compensation in excess of the Compensation Limit shall be disregarded.

     (o)  "Defined  Benefit  Fraction"  means for a Limitation  Year,  except as provided in Article 13 for a top-heavy plan, a fraction, the numerator of which  shall be the  projected  annual  benefit of the  Participant under the defined benefit  plan(s)  (determined as of the close of the
          Limitation Year) and the denominator of which shall be an amount equal to the  lesser of: (1) the  product of 1.25  multiplied  by the dollar
          limitation   in  effect  for  such   Limitation   Year  under  Section
          415(b)(1)(A)  of the Code, as adjusted under Section  415(d)(1)(A)  of the Code, or (2) the product of 1.4 multiplied by the amount which may
          be  taken  into  account  for  such   Limitation  Year  under  Section
          415(b)(1)(B) of the Code with respect to such Participant.

     (p)  "Defined Contribution Fraction" means for a Limitation Year, except as provided in Article 13 for a top-heavy plan, a fraction, the numerator of which shall be the sum of the Annual Additions to the Participant's
          Accounts  under all  defined  contribution  plan(s)  maintained  by an
          Employer or Affiliate as of the close of the Limitation  Year, and the denominator  of which shall be the sum of the lesser of the  following amounts  determined for each such plan for the Limitation Year and for each prior year of Service with an Employer or an  Affiliate:  (1) the product of 1.25 multiplied by the dollar limitation in effect for such
          Limitation  Year under Section  415(c)(1)(A)  of the Code, as adjusted under Section 415(d)(1)(B) of the Code,  (determined without regard to
          Section 415(c)(6) of the Code) or (2) the product of 1.4 multiplied by the amount that may be taken into account under  Section  415(c)(1)(B)
          of the  Code  with  respect  to  such  individual  under  the  defined contribution plan(s) of the Limitation Year.

     (q)  "Determination Date" means that date as defined in Section 13.2(b).

     (r)  "Direct  Rollover"  means  a  payment  by the  Plan  to  the  Eligible
          Retirement Plan specified by the Distributee.

     (s)  "Disability" or "Disabled"  means a total physical or mental inability to perform work, resulting from injury or disease, as determined under any long-term disability plan sponsored by an Employer.

     (t)  "Distributee"  means a Member.  In addition,  the  Member's  surviving spouse and the Member's  spouse or former  spouse who is the alternate payee under a Qualified Domestic Relations Order as defined in Section
          2.1(ccc) of the Plan are  Distributees  with regard to the interest of the spouse or former spouse.

     (u)  "Earnings"  mean,  for purposes of Article 12, all dividends and other distributions  made with respect to GAFRI Common Stock (whether or not taxable and whether  paid in cash or other  property),  including  the proceeds from the sale or other disposition of such other property and dividends  or other  distributions  made with  respect  to such  other property.

     (v)  "Effective Date" means 12:00 a.m. on January 1, 2001 for the amendment and  restatement  of this Plan  following  11:59 p.m. on December  31,
          2000.  For purposes of compliance  with the Uruguay  Round  Agreements
          Act, the Uniformed Services  Employment and Reemployment Rights Act of
          1994,  the Small  Business Job  Protection  Act of 1996,  the Taxpayer
          Relief Act of 1997, and/or the Internal Revenue Service  Restructuring
          and  Reform  Act of 1998  (collectively  referred  to as  "GUST"),  an earlier  effective  date  shall  apply as  specified  in the Plan.  In addition,  to the extent specified in the Plan, a later effective date may be applicable. For purposes of the original adoption of this Plan,
          Effective  Date  means  January 1, 1994 for both the AAG ESORP and the
          AAG 401(k) Plan.

     (w)  "Eligible  Retirement  Plan" means an  individual  retirement  account described  in Section  408(a) of the Code,  an  individual  retirement annuity  described  in Section  408(b) of the Code,  an  annuity  plan described  in  Section  403(a)  of  the  Code,  or a  qualified  trust
          described   in  Section   401(a)  of  the  Code,   that   accepts  the
          Distributee's Eligible Rollover Distribution.  However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible
          Retirement  Plan is an  individual  retirement  account or  individual retirement annuity.

     (x)  "Eligible Rollover  Distribution" means any distribution of all or any portion of the balance to the credit of the  Distributee,  except that an Eligible Rollover  Distribution does not include:  any distribution that is one of a series of substantially  equal periodic payments (not less frequently than annually) made for the life (or life  expectancy)
          of the Distributee or the joint lives (or joint life  expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified  period of 10 years or more; any  distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and
          the portion of any distribution that is not includable in gross income
          (determined  without  regard  to  the  exclusion  for  net  unrealized appreciation with respect to employer securities).

     (y)  "Employee" means an individual who performs  services for an Employer, and  who is  considered  by an  Employer  in  its  sole  and  absolute discretion  to be an Employee for purposes of the Plan.  An individual who performs services for an independent contractor,  leased employee, employee of a temporary agency or in any other capacity not considered by an  Employer  in its sole and  absolute  discretion  to  result  in classification  as an Employee  for  purposes of the Plan shall not be considered an Employee.  A determination  that a person is an employee of the Employer for other  purposes such as  employment  tax purposes, shall have no bearing  whatsoever on the  determination of whether the individual  is an  Employee  under  the Plan if an  Employer  does not consider the individual to be its Employee for purposes of the Plan.

     (z)  "Employer" means GAFRI or any Affiliate which elects to become a party to the Plan,  with the  approval of GAFRI by adopting the Plan for the benefit of its eligible  Employees in the manner  described in Article
          14.

     (aa) "Employer Retirement  Contributions" mean the Retirement Contributions made by an  Employer  on behalf of a  Participant  pursuant to Section
          4.6.

     (bb) "Employment  Commencement  Date"  means  the  first  day on  which  an
          Employee  first  performs  an  Hour  of  Service  for  GAFRI,  another
          Employer, or a nonparticipating Affiliate or, if applicable, the first day following a Severance from Service,  on which an Employee performs an Hour of Service for GAFRI, another Employer,  or a nonparticipating
          Affiliate.

     (cc) "Entry  Date"  means  the  following:  (i)  January  1 and  July 1 for purposes of the Employer Retirement Contributions;  (ii) any date that
          is  at  least  thirty  (30)  days  after  the  Employee's   Employment
          Commencement  Date for purposes of Section  401(k)  Contributions  and
          Matching Contributions.

     (dd) "ESOP Loan" means a loan described in Section 404(a)(9)(A) of the Code and that  otherwise  satisfies the  requirements  of Section 12.5. All
          ESOP Loans  entered into  simultaneously  shall be treated as one ESOP
          Loan for all purposes under the Plan.

     (ee) "Fair Market  Value" of GAFRI  Securities  means the closing price per share of GAFRI  Securities for the most recent date on which there was a sale of  GAFRI  Securities  on a stock  exchange  or,  if the  GAFRI
          Securities  are  not  listed  on an  exchange  as of the  date of such purchase  or sale,  such  price  as the  Trustee  shall in good  faith determine is appropriate  through  appraisals  made by an "independent appraiser" in accordance with Section 401(a)(28)(C) of the Code.

     (ff) "Forfeiture" means the non-vested  portion of a Participant's  Account which is forfeited and allocated pursuant to Section 4.7.

     (gg) "Former  Participant"  means  any  person  who has been a  Participant hereunder  whose  employment with the Employer has been terminated and who has not yet  received  the entire  benefit to which he is entitled under the terms of the Plan.

     (hh) "GAFRI" means Great American Financial Resources, Inc., formerly known as American Annuity Group, Inc., or any successor thereto.

     (ii) "GAFRI Common Stock" means shares of common stock, $1.00 par value, of
          GAFRI.

     (jj) "GAFRI Common Stock Fund" means the investment  fund which consists of
          GAFRI Common Stock.

     (kk) "GAFRI   Securities"  means  GAFRI  Common  Stock,   preferred  stock,
          convertible  debentures,  or other  securities  which are deemed to be
          "qualifying  employer  securities"  as that term is defined  under the provisions of the Act.

     (ll) "Highly Compensated Employee" means an individual, as determined under
          Section 414(q) of the Code and the Regulations thereunder, who:

          (1)  During the Plan Year or the preceding  12-month period was at any time a 5% owner. Five Percent Owners mean any person who owns (or is  considered as owning within the meaning of Section 318 of the
               Code) more than 5% of the outstanding  stock of the Participant's
               Employer or stock  possessing  more than 5% of the total combined voting  power  of all  stock  of such  Employer.  In  determining percentage ownership hereunder, employers that would otherwise be aggregated  under Sections  414(b),  (c), (m) and (o) of the Code shall be treated as separate employers; or

          (2)  Received  Adjusted  Compensation  from an  Employer  in excess of
               $85,000 (as adjusted  pursuant to Section  414(q)(1) of the Code)
               during the  12-month  period  preceding  the Plan Year,  and,  if elected by GAFRI,  was in the group  consisting of the top 20% of the Employees  when ranked on the basis of Adjusted  Compensation paid during such preceding 12-month period.

          (3)  Effective for Plan Years  beginning  after December 31, 1996, the family aggregation rules previously in effect for this purpose no longer apply.

     (mm) "Hour of Service" means a period of employment,  as defined in Section
          3.8.

     (nn) "Investment  Fund" means any investment fund  established from time to time by the Plan  Administrator  as an investment  media for the Trust
          Fund.  The Plan  Administrator  shall have the discretion to establish and terminate  such funds as it shall deem  appropriate  and to change the  investment  guidelines  for  any  such  funds  as it  shall  deem appropriate.

     (oo) "Key Employee"  means those  Employees as defined in Section  13.2(c).

     (pp) "Leased  Employee"  means any  person  (other  than an  Employee)  who pursuant  to an  agreement  between an Employer  and any other  person
          ("leasing  organization") has performed services for such Employer (or for such Employer and related  persons  determined in accordance  with
          Section 414(n)(6) of the Code) on a substantially  full-time basis for a period of at least one year,  and such services are performed  under the primary  direction or control of such Employer.  Contributions  or benefits provided a Leased Employee by the leasing  organization which are  attributable  to  services  performed  for an  Employer  shall be treated as provided by such Employer.  A Leased  Employee shall not be considered an Employee of an Employer if: (1) such Employee is covered by a  money  purchase  pension  plan  providing:  (A) a  nonintegrated employer contribution rate of at least 10% of compensation, as defined in Section  415(c)(3) of the Code, but including  amounts  contributed pursuant to a salary reduction agreement which are excludable from the
          Employee's gross income under Section 125, Section 402(a)(8),  Section
          402(h) or Section 403(b) of the Code, (B) immediate participation, and
          (C)  full and  immediate  vesting;  and (2)  Leased  Employees  do not constitute more than 20% of an Employer's Employees who are not Highly
          Compensated Employees.  If such a person participates in the Plan as a result of subsequent  employment with an Employer or  nonparticipating
          Affiliate,  he shall  receive  Service for his  employment as a Leased
          Employee.

     (qq) "Limitation    Year"    means    the   Plan    Year   or   any   other
          12-consecutive-month  period adopted pursuant to a written  resolution of the Board.

     (rr) "Matching Contributions" mean the contributions made by an Employer on behalf of a  Participant,  conditioned on the making of Section 401(k)
          Contributions, as described in Section 4.2.

     (ss) "Maximum  Deferral  Amount"  means  the  maximum  amount  that  may be contributed  as a Section  401(k)  Contribution  for any calendar year under Section  402(g) of the Code.  This amount may be adjusted by the
          Secretary   of  Treasury   under   Section   402(g)(5)   of  the  Code
          (cost-of-living adjustments).

     (tt) "Member" means a  Participant,  a Former  Participant  who still has a balance in his Account or an Employee who has a Rollover Contributions
          Account.

     (uu) "Merged  Plans"  mean  the AAG  401(k)  Plan  and the AAG  ESORP.  The provisions in this Plan affecting  qualification  under Section 401 of the Code with  effective  dates on or before the merger  date shall be treated as amendments to such plan, as it existed prior to the merger, effective as of the same effective dates.

     (vv) "Month of Service"  means a calendar month during any part of which an
          Employee completes an Hour of Service.  Except, however, a Participant shall be credited  with a Month of Service  for each month  during the
          12-month  computation  period in which he has not  incurred a One Year
          Period of Severance.

     (ww) "Non-Highly  Compensated  Employee"  means any  Employee  who is not a
          Highly Compensated Employee.

     (xx) "One-Year Period of Severance" means the applicable computation period of 12  consecutive  months during which an Employee  fails to accrue a
          Month of  Service.  Solely  for  purposes  of  determining  whether  a
          One-Year Period of Severance has occurred,  in the case of an Employee who is absent from work beyond the first anniversary of the first date of an absence and the absence is for an approved  leave for  maternity or paternity  reasons,  the date the Employee  incurs a Severance from
          Service shall be the second anniversary of the Employee's absence from employment.  The period between the first and second  anniversaries of the first date of absence will not constitute Service. For purposes of this  Subsection,  an absence  from work for  maternity  or  paternity reasons means an absence (1) by reason of pregnancy of the individual,
          (2) by reason of the birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption  of such child by such  individual,  or (4) for  purposes  of caring for such  child for a period  beginning  immediately  following such birth or  placement.  A Year of Service  and a One Year Period of
          Severance  shall  be  measured  on the  same  computation  period.  An
          Employee  shall not be deemed to have  incurred  a One Year  Period of
          Severance  if he  completes  an  Hour  of  Service  within  12  months following  the last  day of the  month  during  which  his  employment terminated.

     (yy) "Participant"  means  any  Employee  of an  Employer  who  has met and continues  to  meet  the  requirements  of the  Plan as set  forth  in
          Sections 3.1 and 3.5 and who has not ceased being a Participant  under the provisions of Section 3.6.

     (zz) "Plan" means this Great American Financial Resources,  Inc. Retirement and Savings Plan, as from time to time amended.

     (aaa)"Plan  Administrator"  means the entity which has been  designated  as the "plan administrator" as provided in Section 10.1.

     (bbb)"Plan  Year"  means  the   12-consecutive-month   period  ending  each
          December 31.

     (ccc)"Qualified  Domestic  Relations  Order"  means a  judgment,  decree or order (including approval of a property settlement agreement) that (1)
          is related to the  provision  of child  support,  alimony  payments or marital  property  rights to a spouse,  former spouse,  child or other dependent of a  Participant,  (2) is made pursuant to a state domestic relations order, (3) creates or recognizes an alternate  payee's right to receive all or a portion of the benefits  payable to a  Participant under the Plan, and (4) otherwise  meets the  requirements  of Section
          414(p) of the Code and Section 206(d) of the Act.

     (ddd)"Retirement"  means  Severance from Service as an Employee on or after attaining age 60.

     (eee)"Rollover  Contributions"  mean the contributions  made by an Employee or Participant as described in Section 4.9.

     (fff)"Section 16 Participant"  means any Participant who is an "officer" or director of GAFRI or a "beneficial  owner" of 10% or more of any class of any equity  securities  of GAFRI  which is  registered  pursuant to
          Section 12 of the  Securities  Exchange Act of 1934 as those terms are defined  under Section 16 of the  Securities  Exchange Act of 1934 and
          the Rules promulgated thereunder.

     (ggg)"Section  401(k)  Contributions"  mean  the  contributions  made by an
          Employer  on behalf of a  Participant  pursuant  to the  Participant's election to reduce Covered Compensation as described in Section 4.1.

     (hhh)"Section  416  Account"  means  that  account  as  defined  in Section
          13.2(d).

     (iii)"Service"  means a period or periods of  employment  of an Employee by
          GAFRI or an Affiliate.

     (jjj) "Severance from Service" means the earlier of (1) or (2) below:

          (1)  the date the Employee terminates, retires, is discharged, becomes subject to a Disability or dies, or

          (2)  the first  anniversary of the first day of an Employee's  absence from  employment with an Employer or  nonparticipating  Affiliate
               (with or  without  pay) for any  reason  other than in (1) above, such as vacation, sickness, leave of absence, layoff, or military service (except as otherwise provided in Section 3.9).

     (kkk)"Suspense  Account"  means an account  established  for Excess  Annual
          Additions under Section 4.8.

     (lll)"Trust  Agreement"  means any agreement  establishing  a trust,  which forms part of the Plan, to receive,  hold,  invest, and dispose of the
          Trust Fund.

     (mmm)"Trustee"  means the  corporation,  or individual or  individuals,  or combination  thereof,  acting as trustee under the Trust  Agreement at any time of reference as appointed by the Board from time to time.

     (nnn)"Trust  Fund"  means the  assets of every  kind and  description  held under the Trust Agreement.

     (ooo)"Valuation  Date" means each  business  day of the Plan Year,  or such other dates as may be determined by the Plan Administrator.

     (ppp) "Year of Service" means the following:

          (1)  Each Plan Year during which the Employee completes at least 1,000
               Hours of Service for all Plan Years prior to January 1, 2002. For purposes of vesting, a Year of Service shall be determined on the basis of the Plan Year.

          (2)  Effective   January  1,  2002,  a  Year  of  Service  means  each
               consecutive   12-month  period  of  Service   commencing  on  the
               Employee's   Employment   Commencement   Date  and  anniversaries
               thereof.  For  purposes  of vesting,  a Year of Service  shall be determined on the basis of the Plan Year.

          (3)  For purposes of determining an Employee's  Years of Service,  all periods of employment with an Employer or an Affiliate, including periods during which the Employee was  considered  eligible under the Merged Plan prior to the Effective Date,  shall be recognized subject to the rules for participation upon reemployment pursuant to Section 3.7.

     2.2  Gender and Number.

     Unless the  context  clearly  requires  otherwise,  the  masculine  pronoun whenever  used shall include the feminine and neuter  pronoun,  and the singular shall include the plural.

 -------------------------
                    End of Article 2

                    Article 3.   Eligibility and Participation

     3.1  Eligibility.

     Subject to Section 3.2,  each Employee  shall become a  Participant  in the
Plan as follows:

     (a)  Participants  in Merged Plans.  Any Employee who was a Participant  in
          the AAG 401(k) Plan on December  31,  2000,  and who is an Employee on
          the Effective Date,  shall continue as a Participant in the Plan as of the Effective  Date for purposes of Section 401(k)  Contributions  and
          Matching  Contributions.  An Employee who was a Participant in the AAG
          ESORP on December  31, 2000,  and who is an Employee on the  Effective
          Date,  shall continue as a Participant in the Plan as of the Effective
          Date for purposes of Employer Retirement Contributions.

     (b)  Participants on Effective Date. Any other Employee who would have been eligible for the AAG 401(k) Plan as of the  Effective  Date and who is
          an Employee  on the  Effective  Date,  shall  become  eligible to be a
          Participant  in the  Plan as of the  Effective  Date for  purposes  of
          Section 401(k)  Contributions  and Matching  Contributions.  Any other
          Employee  who  would  have been  eligible  for the AAG ESORP as of the
          Effective  Date, and who is an Employee on the Effective  Date,  shall become a Participant in the Plan as of the Effective Date for purposes of Employer Retirement Contributions.

     (c)  Subsequent Eligibility.  Any other Employee shall become a Participant in the Plan,  pursuant to Section 3.5, for purposes of Section  401(k)
          Contributions  and Matching  Contributions on any Entry Date following the Employee's  Employment  Commencement Date, provided the individual is  still  an  Employee  on that  date.  Any  other  Employee  who has completed one Year of Service  shall become a Participant  in the Plan for purposes of Employer  Retirement  Contributions  on the Entry Date
          concurrent  with  or  immediately  following  the  date on  which  the
          Employee  completed  one Year of Service,  provided the  individual is still an Employee on that Entry Date.

     3.2  Excluded Employees.

          An Employee shall not be eligible to participate in the Plan if:

          (a)  He is included  in a unit of  Employees  covered by a  collective bargaining  agreement  between  Employee  representatives  and an
               Employer if  retirement  benefits  were the subject of good faith
               bargaining  between  such  Employee   representatives   and  such
               Employer.

          (b)  He is neither an United States citizen nor a resident alien.

          (c)  He is a Leased Employee.

          (d)  He is self-employed.

          (e)  He is covered by another  qualified  retirement plan sponsored by
               GAFRI or an Affiliate of GAFRI.

     3.3  Eligibility for Rollover Contributions.

     An Employee  of an  Employer  that meets the  eligibility  requirements  of
Section 3.1 above for Section 401(k)  Contributions  and Matching  Contributions
shall be eligible to make a Rollover Contribution pursuant to Section 4.9 before any election is made under Section 4.1.

     3.4  Participants From Merged Plans.

     A Former  Participant  from any of the  Merged  Plans  who is no  longer an
Employee of an Employer but who  maintained an account in a Merged Plan shall be a Member of this Plan to the extent of any transferred Accounts.

     3.5  Enrollment.

     (a)  Section 401(k) Contributions and Matching Contributions. Each Employee
          who is eligible to  participate  in accordance  with Section 3.1 shall become a Participant for purposes of Section 401(k)  Contributions and
          Matching  Contributions  by making an election to have Section  401(k)
          Contributions  made on his behalf in accordance with Section 4.1. Such election  must be made with prior notice as may be  determined  by the
          Plan Administrator.

     (b)  Employer  Retirement  Contribution.  The Employee shall be eligible to receive an Employer Retirement Contribution automatically upon meeting the eligibility requirements as of the next following Entry Date.

     3.6  Duration of Participation.

     A Participant  shall continue to be a Participant  until he has a Severance from  Service  with  all  Employers  or his  employment  status  changes  to one described in Section 3.2; thereafter, he shall be a Member for as long as he has an Account.  If an Employee  transfers  his  employment  to a  non-participating
Affiliate,  such  Employee  shall  not be  eligible  for  any  further  Employer
Retirement    Contributions,    Matching   Contributions   or   Section   401(k)
Contributions;   provided,   however,   such  Employee  shall  receive  Matching
Contributions for any Section 401(k)  Contributions  made until the date of such transfer.  However,  the Employee may receive credit for Service pursuant to the terms of the Plan.  Further,  the  Employee  will not be  eligible  to receive a distribution  pursuant  to Section  6.2 as long as he remains in active  service with a non-participating Affiliate.

     3.7  Participation Upon Reemployment.

     If an  Employee  who has  had a  Severance  from  Service  is  subsequently reemployed as an Employee, the following shall apply:

     (a)  For  the  purposes  of  Section  401(k)   Contributions  and  Matching
          Contributions,   a  Former  Participant  shall  become  a  Participant
          immediately upon the Former  Participant's  return to the employ of an
          Employer.

     (b)  For  purposes  of the  Employer  Retirement  Contributions,  a  Former
          Participant  shall become a  Participant  immediately  upon the Former
          Participant's  return to the  employ  of an  Employer  if such  Former
          Participant  was eligible for the  Employer  Retirement  Contributions
          Account  prior  to  the  Severance   from  Service.   If  such  Former
          Participant was not eligible for the Employer Retirement Contributions
          Account prior to the Severance  from Service,  the Former  Participant shall become a  Participant  for  purposes of the Employer  Retirement
          Contributions  at the time  provided in the  eligibility  requirements pursuant to Section 3.1(c).

     3.8  Hours of Service.

     An Employee  shall  receive  credit for each hour for which the Employee is paid, or is entitled to payment,  for the  performance of duties for GAFRI or an
Affiliate.  Hours of Service shall be credited in  accordance  with the rules of
Department  of Labor  Regulations  Section  2530.200b-2.  Hours of Service shall include each hour for which an Employee is  considered a Leased  Employee  under
Section  414(n) of the Code or serves as an Employee that Section  414(o) of the
Code requires an Employer to treat as an Employee.

     3.9  Special Provisions for Participants Who Enter the Armed Forces.

     Notwithstanding  any  provision  of this  Plan to the  contrary,  effective
December 12, 1994,  contributions,  benefits and Service  credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

     3.10 Participation Errors.

     (a)  Omission of  Eligible  Employee.  If in any Plan Year an Employee  who
          should have been included as a Participant is erroneously  omitted and the  error  is not  discovered  until  after  an  Employer  Retirement
          Contribution  or  Matching  Contribution  for the  Plan  Year has been
          allocated  to  Employer  Retirement   Contributions  Accounts  or  the
          Matching Contributions  Accounts, the Employer shall make a subsequent contribution  with respect to the omitted  Employee in the amount that the  Employer  would have  contributed  with respect to him had he not been omitted.  Any  contribution  required by this Subsection shall be made  regardless of whether it is deductible in whole or in part under
          Section 404 of the Code.

     (b)  Inclusion of Ineligible  Employee.  If in any Plan Year any person who should  not  have  been  included  as a  Participant  in the  Plan  is erroneously  included  and the error is not  discovered  until after a contribution  for the Plan  Year has been  allocated  to the  Employer
          Retirement  Contributions Account and Matching  Contributions Account,
          an Employer  shall not be entitled  to recover the  contribution  made with respect to the ineligible  person  regardless of whether or not a deduction is allowed with respect to the contribution.  In that event, the amount  contributed  with respect to the  ineligible  person shall constitute  a Forfeiture  for the Plan Year in which the  discovery is made and allocated in accordance with Section 4.7.

     3.11 Waiver of Participation.

     An Employee  who is  otherwise  eligible to receive an Employer  Retirement
Contribution may, subject to the approval of an Employer,  elect voluntarily not to participate in the Employer  Retirement  Contributions  part of the Plan. The election not to  participate  is not revocable and must be  communicated  to the
Plan  Administrator at least 90 days before the end of the Plan Year in a manner designated by the Plan Administrator.

 -------------------------
                     End of Article 3

                            Article 4.  Contributions

     4.1  Section 401(k) Contributions.

     For each Plan Year, an Employer  shall  contribute to the Plan on behalf of such Employer's Participants an amount equal to the Section 401(k) Contributions as provided below:

     (a)  Amount of  Section  401(k)  Contributions.  When an  Employee  becomes eligible  to be a  Participant  in the Plan for  purposes  of  Section
          401(k)  Contributions  and  Matching   Contributions,   the  following
          elections shall be available:

          (1)  Each  Participant  may elect,  in the manner provided by the Plan
               Administrator,  to  reduce  his  Covered  Compensation  by  whole percentages not to exceed 15% of his Covered  Compensation and to have the  amount by which his  Covered  Compensation  is  reduced contributed  on his behalf by his  Employer  as a Section  401(k)
               Contribution to the Plan. Effective January 1, 2002, 25% shall be substituted for 15% in the prior sentence.

          (2)  The  Participant  may elect,  in the manner  provided by the Plan
               Administrator,   to  receive  the  full  amount  of  his  Covered
               Compensation  in cash and not be  reduced by any  Section  401(k)
               Contributions.

     (b)  Payment  of  Section   401(k)   Contributions.   The  Section   401(k)
          Contributions made on behalf of each Participant shall be paid by each
          Employer  to the  Trustee  as  soon  as the  Employer  can  reasonably segregate  such  amounts,  but not later than the 15th business day of the  month  following  the  month in which  such  amounts  would  have otherwise been payable to the Participant. Such contributions shall be credited as may be determined by the Plan Administrator.  In addition, an  Employer  may  require or allow a Highly  Compensated  Employee to reduce the percentage  specified in his salary reduction  agreement to the extent that the Employer  reasonably  anticipates that without the reduction,  the limits set forth in this  Article 4 would be  exceeded for the Plan Year.

     (c)  Changes to Section 401(k) Contributions. Each Participant may elect in a manner  provided by the Plan  Administrator  to increase or decrease his Covered  Compensation  reductions (within the limits stated above)
          and cease future Covered Compensation  reductions upon prior notice to the Plan  Administrator.  Any such election shall be effective as soon as administratively  feasible.  Such elections shall be effective only with respect to Covered  Compensation not yet paid as of the effective dates of such  elections.  Upon ceasing  future  Covered  Compensation reductions,  an election to again reduce Covered Compensation may only be made  by  giving  prior  notice  to the  Plan  Administrator  which election shall be effective as soon as administratively feasible.

     (d)  Excess   Deferrals.   Any   Participant   who  makes  Section   401(k)
          Contributions  in excess of the Maximum  Deferral  Amount for any Plan
          Year shall  receive a  distribution  of such excess  deferral (and any income  allocated  to such  excess  deferral)  as soon as  practicable following  discovery of such excess amounts,  but not later than April
          15 following the close of the Plan Year in which such excess deferrals were made.

     4.2  Matching Contributions.

     (a)  Determination  of  Matching  Contributions.  For each Plan Year at the discretion of the Board, an Employer may make a Matching  Contribution in cash, in AFG Common Stock,  or in GAFRI Common Stock,  on behalf of each Participant who made Section 401(k) Contributions during the Plan
          Year and who is  actively  employed  by an Employer on the last day of the Plan Year.

     (b)  Allocation of Matching Contributions.  Any Matching Contributions made pursuant to this Section 4.2 shall be allocated on a pro rata basis to the  Matching  Contributions  Account  of those  Participants  who are employed  by the Company or an  Affiliate  on the last day of the Plan
          Year based on the amount of Section 401(k)  Contributions  made by the
          Participants. Participants who died, retired or became Disabled during the Plan Year shall be deemed to have been employed on the last day of the Plan Year.

     (c)  Due Date of Matching Contributions.  Matching  Contributions,  if any,
          shall be paid by each Employer to the Trustee no later than the end of the Plan  Year  following  the Plan  Year to which  the  contributions
          relate  (or  such  later  time  as  may  be   permitted   by  Treasury
          Regulations). Allocation of all Matching Contributions to the Matching
          Contributions  Accounts of Highly Compensated  Employees shall be made contingent upon satisfaction of the  discrimination  tests of Sections
          401(k)(3)  and  401(m)(2)  of  the  Code.  Any  Matching  Contribution
          attributable  to an excess  Section  401(k)  Contribution  distributed under Section 4.4 or any other excess Matching Contribution, shall not
          be   allocated   to  the  Highly   Compensated   Employees'   Matching
          Contributions  Account,  but shall be held in a Suspense  Account  and used to reduce any  Matching  Contributions  due from an  Employer  in current, next, or succeeding Plan Years.

     (d)  Valuation of Matching  Contributions.  For purposes of determining the amount of Matching  Contributions to be made to the Plan, the value of any contribution  shall be determined as of the date such contribution is deemed to have been made to the Trust Fund. If the  contribution is made prior to the last day of the Plan Year,  any earnings or interest on such contribution shall be allocated to the Participants'  Matching
          Contributions  Account in the same way as other  interest and earnings when the Matching Contribution is credited.

     4.3  Actual  Deferral  Percentage Test and Actual  Contribution  Percentage
          Test.

     (a)  Maximum Annual  Allocation.  Effective for Plan Years  beginning after
          December 31, 1996, for each Plan Year, the annual  allocation  derived from Section  401(k)  Contributions  and Matching  Contributions  to a
          Participant's   Section  401(k)  Contributions  Account  and  Matching
          Contributions  Account,   respectively,   shall  satisfy  one  of  the
          following tests:

          (1)  1.25  times  the  Actual  Deferral   Percentage  and  the  Actual
               Contribution   Percentage   for  the  preceding   Plan  Year  for
               Participants who were Non-Highly  Compensated  Employees eligible to make Section  401(k)  Contributions  for such  preceding  Plan
               Year; or

          (2)  the lesser of:

               (A)  2 times  the  Actual  Deferral  Percentage  and  the  Actual
                    Contribution  Percentage for the preceding Plan Year for the
                    Participants  who  were  Non-Highly   Compensated  Employees
                    eligible  to make  Section  401(k)  Contributions  for  such preceding  Plan  Year,  provided  that the  Actual  Deferral
                    Percentage  and the Actual  Contribution  Percentage for the
                    Participants who are Highly Compensated  Employees shall not
                    exceed  the  Actual  Deferral   Percentage  and  the  Actual
                    Contribution  Percentage  for the  preceding  Plan  Year for
                    Participants  who  were  Non-Highly   Compensated  Employees
                    eligible  to make  Section  401(k)  Contributions  for  such preceding Plan Year by more than 2 percentage points; or

               (B)  such amount as the Secretary of the Treasury or his delegate may  prescribe to prevent  multiple use of this  alternative limitation with respect to any Highly Compensated Employee.

     (b)  Actual Deferral  Percentage.  For purposes of this Section and Section
          4.4,  Actual  Deferral  Percentage  means,  with respect to all Highly
          Compensated  Employees and all Non-Highly  Compensated Employees for a
          Plan Year, the average of the ratios,  calculated  separately for each
          Participant in such group, of Section 401(k)  Contributions  allocated to each Participant's  Section 401(k)  Contributions  Account for such
          Plan  Year to such  Participant's  Covered  Compensation  or  Adjusted
          Compensation  for such Plan Year or for a  Participant  who enters the
          Plan at a time  other  than  the  beginning  of the  Plan  Year,  such
          Participant's  Covered Compensation or Adjusted  Compensation for that part of the Plan Year in which the  Participant  is  eligible  to make
          Section  401(k)  Contributions.  The  determination  of whether to use
          Covered  Compensation  or Adjusted  Compensation  for  purposes of the
          Actual Deferral Percentage or the Actual Contribution Percentage shall be made by the Plan Administrator in a non-discriminatory manner.

     (c)  Actual  Contribution  Percentage.  For  purposes  of this  Section and
          Section 4.5,  Actual  Contribution  Percentage  for a Plan Year means, with respect to all Highly  Compensated  Employees and all  Non-Highly
          Compensated   Employees,   the  average  of  the  ratios,   calculated
          separately   for  each   Participant   in  each  group,   of  Matching
          Contributions  allocated to each Participant's  Matching Contributions
          Account for such Plan Year to such Participant's  Covered Compensation or Adjusted Compensation for such Plan Year.

     (d)  Other   Restrictions.   For   purposes  of   determining   the  Actual
          Contribution   Percentage   and  the   amount  of   Excess   Aggregate
          Contributions,  the Plan Administrator may elect to take into account, with  respect to  Employees  eligible to have  Matching  Contributions pursuant to Section 4.2, Section 401(k)  Contributions  (as defined in
          Section  1.402(g)-1(b)  of the  Treasury  Regulations)  and  Qualified
          Nonelective  Contributions (as defined in Section  401(m)(4)(C) of the
          Code) contributed to any plan maintained by an Employer.  Such Section
          401(k) Contributions and Qualified Nonelective  Contributions shall be treated as Matching Contributions subject to Section  1.401(m)-1(b)(2)
          of the Treasury Regulations,  the provisions of which are incorporated herein by  reference.  However,  the Plan Year must be the same as the plan year of the plan to which the Section  401(k)  Contributions  and the Qualified Nonelective  Contributions are made. Effective for Plans
          Years beginning after December 31, 1996, the family  aggregation rules previously in effect no longer apply.

     4.4  Adjustment to Actual Deferral Percentage Test.

     In  the  event  that  the  initial   allocations   of  the  Section  401(k)
Contributions do not satisfy one of the tests set forth in Section 4.3, the Plan
Administrator  shall adjust the Section  401(k)  Contributions  in excess of the limits  described  in Section  4.3  ("Excess  Contributions")  pursuant  to this
Section.

     (a)  Distribution of Excess Contributions. On or before the 15th day of the
          3rd month  following the end of each Plan Year,  but in no event later than the close of the following Plan Year, excess  contributions  will be  distributed to the Highly  Compensated  Employees as determined by the Plan  Administrator  in  accordance  with the Code and  applicable
          Treasury Regulations For each Highly Compensated Employee,  the amount of Excess  Contributions is equal to the Section 401(k)  Contributions on behalf of such Highly Compensated Employee (determined prior to the application  of this Section  4.4(a))  minus the amount  determined by multiplying the Highly  Compensated  Employee's  actual deferral ratio
          (determined  after  application of this Section 4.4(a)) by his Covered
          Compensation  or Adjusted  Compensation.  However,  in determining the amount of Excess  Contributions  to be distributed  with respect to an affected Highly Compensated Employee as determined herein, such amount shall be reduced by any Section 401(k)  Contributions in excess of the
          Maximum Deferral Amount previously distributed to such affected Highly
          Compensated  Employee  for his taxable year ending with or within such
          Plan Year.

          (1)  With respect to the distribution of Excess Contributions pursuant to (a) above, such distributions:

               (A)  Shall  be  made  first   from   unmatched   Section   401(k)
                    Contributions and,  thereafter,  simultaneously from Section
                    401(k)   Contributions   which  are  matched  and   Matching
                    Contributions   which   relate   to  such   Section   401(k)
                    Contributions;

               (B)  Shall be made from Qualified Nonelective  Contributions only to the extent that Excess  Contributions  exceed the balance in the Participant's  Section 401(k)  Contributions  Account
                    attributable  to Section 401(k)  Contributions  and Matching
                    Contributions made pursuant to Section 4.2;

               (C)  Shall  be  increased  by  income  allocable  to  the  Excess
                    Contributions up to the date of distribution; and

               (D)  Shall be  designated  by an  Employer as a  distribution  of
                    Excess Contributions and related income.

          (2)  Any  distribution  of less  than  the  entire  amount  of  Excess
               Contributions  (and  income)  shall  be  treated  as a  pro  rata distribution of Excess Contributions and related income.

     (b)  Qualified Nonelective Contribution.  Notwithstanding the above, within
          12  months  after the end of the Plan  Year,  an  Employer  may make a special  Qualified  Nonelective  Contribution  on behalf of Non-Highly
          Compensated  Employees in an amount  sufficient  to satisfy one of the tests set forth in Section 4.3. Such  contribution  shall be allocated to  the  Section  401(k)  Contributions  Account  of  each  Non-Highly
          Compensated  Employee  in the same  proportion  that  each  Non-Highly
          Compensated  Employee's Covered Compensation or Adjusted  Compensation
          for the year  bears to the  total  Covered  Compensation  or  Adjusted
          Compensation of all Non-Highly Compensated Employees.

     (c)  Alternative  Limitation.  If the alternative limitation referred to in subsection 4.3(a)(2)(B) is exceeded, then the Plan Administrator shall take  corrective  action under either this  Section,  Section 4.5 or a combination  of  both,  as  determined  by the Plan  Administrator  to prevent  multiple use of this  alternative  limitation with respect to any Highly Compensated Employee.

     4.5  Adjustment to Actual Contribution Percentage Test.

     In the event that the initial  allocations  of the  Matching  Contributions made  pursuant  to  Section  4.2 do not  satisfy  one of the  tests set forth in
Section 4.3, the Plan Administrator  shall adjust the Matching  Contributions in excess of the limits described in Section 4.3 ("Excess Aggregate Contributions")
pursuant to this Section.

     (a)  Distribution of Excess Aggregate Contributions.  On or before the 15th day of the 3rd month  following  the end of each Plan Year,  but in no event  later  than the  close of the  following  Plan  Year,  the Plan
          Administrator  shall  determine  the amount to be  distributed,  or if forfeitable,  forfeited,  and the Highly Compensated Employees subject to receiving a  distribution  or incurring a forfeiture  in accordance with the Code and applicable Treasury Regulations.

          (1)  With   respect   to  the   distribution   of   Excess   Aggregate
               Contributions pursuant to (a) above, such distributions:

               (A)  Shall be made first from Matching Contributions  distributed or forfeited pursuant to Section 4.4(a)(1) and,  thereafter, from remaining Matching Contributions;

               (B)  Shall  be  increased  by  income  allocable  to  the  Excess
                    Aggregate Contributions being distributed or forfeited up to the date of distribution.

               (C)  Forfeitures  of  Excess  Aggregate  Contributions  shall  be treated  in the  same  manner  as  other  Forfeitures  under
                    Section  6.3  of  the  Plan;  provided,   however,  no  such
                    forfeiture may be allocated to a Highly Compensated Employee whose contributions are reduced pursuant to this Section.

          (2)  Any  distribution or forfeiture of less than the entire amount of
               Excess Aggregate Contributions (and income) shall be treated as a
               pro  rata   distribution   or  forfeiture  of  Excess   Aggregate
               Contributions (and income).

     (b)  Qualified Nonelective Contributions. Notwithstanding the above, within
          12  months  after the end of the Plan  Year,  an  Employer  may make a special  Qualified  Nonelective  Contribution  on behalf of Non-Highly
          Compensated  Employees in an amount  sufficient  to satisfy one of the tests set forth in Section 4.3. Such  contribution  shall be allocated to the Section 401(k)  Contributions  of each  Non-Highly  Compensated
          Employee  in the same  proportion  that  each  Non-Highly  Compensated
          Employee's Covered Compensation or Adjusted  Compensation for the year bears to the total Covered  Compensation  or Adjusted  Compensation of all Non-Highly  Compensated  Employees. A separate accounting shall be maintained  for the purpose of excluding such  contributions  from the
          Actual Deferral Percentage test pursuant to Section 4.3.

     (c)  Alternative  Limitation.  If the alternative limitation referred to in subsection 4.3(a)(2)(B) is exceeded, then the Plan Administrator shall take  corrective  action under either this  Section,  Section 4.4 or a combination  of  both,  as  determined  by the Plan  Administrator  to prevent the multiple use of this  alternative  limitation with respect to any Highly Compensated Employee.

     4.6  Employer Retirement Contributions.

     (a)  Amount of  Contribution.  For each Plan  Year,  an  Employer  may make contributions  to this Plan and  allocate  such  contributions  to the
          Employer Retirement Contributions Account of each Participant eligible for an Employer Retirement Contribution. An Employer may contribute to the Plan  such  amounts  as the  Board,  in its sole  discretion,  may determine to be allocated  to the  Employer  Retirement  Contributions
          Account  in   accordance   with  this  Section   4.6.  The   aggregate
          discretionary  Employer  Retirement  Contributions  when  added to the amount of the Matching Contributions and Section 401(k) Contributions,
          if any,  for each Plan Year,  shall not exceed the maximum  deductible contribution for such Plan Year under Section 404(a) of the Code. Each
          Employer may make its  contributions  under the Plan for any Plan Year at such  time or  times  as it  shall  in such  Employer's  discretion determine;  provided, however, that the total amount of the Employer's contributions  for any Plan Year shall be made not later than the time prescribed by law for filing such Employer's Federal Income Tax Return for such Employer's taxable year ending with or within such Plan Year, including any extensions  thereof.  Contributions  made by an Employer for any  Plan  Year  shall  be made  in cash or in  GAFRI  Securities, including GAFRI Common Stock and AFG Common Stock.  Contributions made by an Employer to the Plan shall be irrevocable  except as provided in
          Section 9.3.

     (b)  Participants  Entitled  to  Employer  Retirement  Contributions.   The
          Employer Retirement Contributions, if any, in respect of the Plan Year to  which  said  Employer  Retirement  Contributions  relate  shall be allocated  among  the  Participants  who were  eligible  for  Employer
          Retirement  Contributions  in accordance with Section 3.1 and who were
          Employees  of  an  Employer  on  the  last  day  of  such  Plan  Year.
          Participants who died, retired or became Disabled during the Plan Year shall be  deemed  to have  been  employed  on the last day of the Plan
          Year.

     (c)  Allocation of Contributions. In any Plan Year in which the Plan is not a top-heavy  plan, the Employer  Retirement  Contributions  Account of each  Participant  who is eligible to receive an  allocation  shall be credited with that proportion of Employer Retirement Contributions, if any, as the Participant's Covered Compensation for the Plan Year bears to the total Covered Compensation of all eligible Participants for the
          Plan Year.  If the  contribution  is made prior to the last day of the
          Plan Year,  any  earnings or interest  on such  contribution  shall be
          allocated  to  the  Participant's  Employer  Retirement   Contribution
          Account  in the same  way as  other  interest  and  earnings  when the
          Employer Retirement Contribution Account is credited.

     4.7  Forfeitures.

     (a)  Forfeiture of Employer  Retirement  Contributions  prior to January 1,
          2002  shall  occur  on the  last  day of the  Plan  Year  in  which  a
          Participant  incurs five  consecutive One Year Breaks in Service.  All
          Forfeitures of Employer Retirement Contributions shall be allocated in accordance with Section 4.6.

     (b)  Forfeiture of Matching Contributions prior to January 1, 2002 shall be allocated in accordance with Section 4.2.

     (c)  Effective for Forfeitures occurring after January 1, 2002, Forfeitures occurring during any Plan Year shall be used to restore Forfeitures of
          Members who are  reemployed  as provided in Section  6.3.  Forfeitures
          occurring   during   any  Plan   Year  in  the   Employer   Retirement
          Contributions  of a  Member  may be used  to  reduce  future  Employer
          Retirement   Contributions   due  under   Section  4.6  or  to  offset
          administrative   costs  of  the  Plan  as  provided  in  Section  8.3.
          Forfeitures   occurring   during   any  Plan  Year  in  the   Matching
          Contributions  Account  of a  Member  shall be used to  reduce  future
          Matching Contributions due under Section 4.2.

     4.8  Limitations on Annual Additions.

     (a)  Annual Addition.  "Annual  Addition" means for any Participant for any
          Plan Year,  which shall also be the  Limitation  Year,  the sum of the following:

          (1)  Employer  Retirement  Contributions,  Matching  Contributions and
               Forfeitures  allocated  to a  Participant  under this Plan or any other  defined  contribution  plan of the Company or an Affiliate for such Plan Year;

          (2)  Section  401(k)  Contributions  made  to this  Plan  or  Employee contributions  to any  other  defined  contribution  plan  of the
               Company or an Affiliate;

          (3)  Amounts  allocated after March 31, 1984 to an individual  medical benefit  account  (as defined in Section  415(l)(2)  of the Code)
               included as part of the pension or annuity plan maintained by the
               Company or an Affiliate; and

          (4)  Contributions paid or accrued after December 31, 1985 for taxable years ending December 31, 1985  attributable  to  post-retirement medical  benefits  allocated  to the  separate  account  of a Key
               Employee that has been  established  under Section  419A(d)(3) of the Code for a welfare  benefit fund as defined in Section 419(e)
               of the Code maintained by the Company or an Affiliate.

                   "Any defined contribution plan" means all defined
                   contribution plans of an Employer and Affiliates
                   considered as one plan. For purposes of this Section,
                   "Affiliate" shall have the meaning prescribed in
                   Section 2.1, except that the phrase "more than 50%"
                   shall be substituted for the phrase "at least 80%"
                   each place it appears in Section 1563(a)(1) of the
                   Code.

                   A restored Forfeiture pursuant to Section 6.3 shall
                   not be included as part of any Participant's Annual
                   Addition.

     (b)  Limitation.  A  Participant's  Annual Addition for any Plan Year shall not exceed the lesser of the following:

          (1)  $30,000; or

          (2)  25% of such  Participant's  Adjusted  Compensation  for such Plan
               Year.

          Notwithstanding   the  foregoing,   any  contribution   made  after  a
          Participant's   Severance  from  Service  with  an  Employer  and  its
          Affiliates  for the  purpose of  providing  medical  care  (within the meaning of Section  419A(f)(2)  of the Code) and any amount  otherwise treated as an Annual  Addition  under  Section  415(l)(1) of the Code, shall  not be  treated  as an Annual  Addition  for  purposes  of this
          Section.  The dollar limitation  contained above shall be adjusted for cost of living increases to the extent  authorized by the Secretary of
          Treasury pursuant to Section 415(d) of the Code.

     (c)  Additional Limitation. If in any Plan Year beginning before January 1,
          2000, a  Participant  is covered  both under any defined  contribution plan and  under  any  defined  benefit  plan,  the sum of the  Defined
          Benefit   Fraction  (as  defined  in  Section  2.1)  and  the  Defined
          Contribution  Fraction  (as defined in Section 2.1) for such Plan Year shall not exceed one. It is intended to reduce Employer  contributions to any defined benefit plan and the benefits payable thereunder to the extent  necessary  to prevent the sum of such  fractions  for any Plan
          Year from exceeding one before reducing  contributions  to any defined contribution  plan.  "Any  defined  benefit  plan"  means all  defined benefit plans of an Employer and Affiliates considered as one plan.

     (d)  Reduction in Annual Additions. If (i) as a result of the allocation of
          Forfeitures,  (ii) a reasonable  error in  estimating a  Participant's
          Adjusted Compensation,  or (iii) a reasonable error in determining the amount of elective  deferrals (within the meaning of Section 402(g)(3)
          of the Code) that may be made with respect to any individual under the limits  of  Section  415  of  the  Code,  or  under  other  facts  and
          circumstances   to  which  Section   1.415-6(b)(6)   of  the  Treasury
          Regulations shall be applicable,  the Annual Additions under this Plan would  cause the  maximum  Annual  Additions  to be  exceeded  for any
          Participant (such excess being  hereinafter  referred to as an "Excess
          Annual  Addition"),  the Excess Annual  Addition,  shall be reduced as follows:

          (1)  Return  of  Employee  Contributions.  To  the  extent  needed  to
               eliminate   the   Excess   Annual   Addition,    Section   401(k)
               Contributions to the Plan shall be returned to the Participant.

          (2)  Suspense    Account.    If   after   returning   Section   401(k)
               Contributions,  there is still an  Excess  Annual  Addition  that cannot  be  allocated  to  any  Participant  as a  result  of the limitations  imposed by this Section,  then the remaining  Excess
               Annual  Addition shall be maintained in a Suspense  Account under
               the  Trust  Fund  to  be  allocated  among  Employer   Retirement
               Contributions  Accounts in the next succeeding  Limitation  Year.
               The Suspense  Account  shall not share in the gains and losses or other  income  of the  Trust  Fund.  In the  event  the  Plan  is terminated,  the Suspense Account shall revert to the Employer to the extent it cannot be allocated to the  Participants'  Employer
               Retirement Contributions Accounts.

     4.9  Rollover Contributions.

     (a)  Consent  Required.  A  Participant  may,  with the consent of the Plan
          Administrator  and the Trustee,  make a Rollover  Contribution  to the
          Plan in cash,  AFG Common Stock or GAFRI Common  Stock;  provided that the consent of the Plan  Administrator and the Trustee will be granted in a nondiscriminatory manner.

     (b)  Crediting  Rollover  Contributions.  A Rollover  Contribution shall be credited  to  the  contributing  Participant's  Rollover  Contribution
          Account  as soon as  administratively  feasible  for the Plan  Year in which the Rollover Contribution is made.

     (c)  Rollover  Contribution  by  Employee.  An  Employee  who  has  not yet
          satisfied the Plan's  eligibility  requirements,  but who is otherwise covered by the Plan, may make a Rollover  Contribution  to the Plan to the  same  extent  and in the  same  manner  as a  Participant.  If an
          Employee makes such a Rollover  Contribution,  the Plan  Administrator and Trustee shall treat the Employee as a Participant for all purposes of the Plan  except  that  the  Employee  shall  not be  eligible  for
          Employer  Retirement  Contributions  under the Plan until he becomes a
          Participant  in  the  Plan  pursuant  to  Section  3.1.  If  the  Plan
          Administrator  later  determines  that  a  Rollover  Contribution  was invalid,  such Rollover  Contribution,  plus any earnings attributable thereto shall be distributed to the Employee  within a reasonable time after such determination.

     4.10 Special Rules for Early Participation.

     If the Employer  elects to apply the special rule of Section  410(b)(4) (B)
of the Code in  determining  that the service  criteria  which is lower than the minimum  service  conditions  permissible  under  Section  401(a)  of  the  Code satisfies  the  coverage  rules  of  Section  410(b)(1)  of the  Code,  then the following  special rules apply. In such a case, for testing  purposes,  the Plan shall be treated as two separate  plans:  one  benefiting the Employees who have satisfied the lower minimum service  conditions of the Plan but not the greatest such  conditions  permitted  under  Section  410(a)  of  the  Code  (hereinafter
"Component  Plan  A");  and one  benefiting  Employees  who have  satisfied  the greatest such conditions permitted under Section 410(a) of the Code (hereinafter
"Component Plan B"). The testing in Section 4.3 shall be applied as follows:

     (a)  Plan Year  Before  January 1, 1999.  For Plan Years  beginning  before
          January 1, 1999,  and at the election of the Employer,  for Plan Years beginning  after  December  31,  1998,  the  testing  shall be applied separately to Component  Plan A and Component  Plan B. In this regard, the Actual Deferral  Percentages and Actual  Contribution  Percentages
          shall be determined separately for each such Component Plan.

     (b)  Plan Year  After  January  1, 1998.  For Plan  Years  beginning  after
          December 31, 1998,  at the  election of the  Employer,  in lieu of the testing as provided in (a) above,  the testing shall be applied solely to Component Plan B (and not Component Plan A);  provided  however any
          Highly  Compensated  Employees in Component Plan A must be included in the Actual Deferral  Percentage,  Actual  Contribution  Percentage and
          testing of Component Plan B.

This provision shall be administered in accordance with rules and regulations promulgated by the Secretary of Treasury or its delegate.

-------------------------
                  End of Article 4

                         Article 5.   Vesting in Accounts

     5.1  Fully Vested Accounts.

     A Member  shall at all  times be  fully  vested  and have a  nonforfeitable
interest  in  his  Section  401(k)   Contributions   Account  and  his  Rollover
Contributions Account. In addition, any amounts transferred from the Merged Plan that was fully vested  before the merger  shall  continue to be fully vested and nonforfeitable.

     5.2  Vesting in Employer Contributions.

     (a)  Employer Retirement Contributions Accounts.  Subject to the provisions below, a Member shall have a vested and nonforfeitable interest in his
          Employer  Retirement  Contributions  Account  determined in accordance with the following schedule:

               Years of Service                    Vested Percentage
               ----------------                    -----------------
               Less than 5 years                             0%
               5 years or more                             100%

     (b)  Matching  Contributions  Account.  Subject to the provisions  below, a
          Member shall have a vested and nonforfeitable interest in his Matching
          Contributions  Account  determined  in  accordance  with the following schedule:

               Years of Service                     Vested Percentage
               ----------------                     -----------------
               1 year but less than 2 years                 25%
               2 years but less than 3 years                50%
               3 years but less than 4 years                75%
               4 years or more                             100%

     5.3  Accelerated Vesting.

     Notwithstanding  Section 5.2 above, a Member shall be fully vested and have a  nonforfeitable  interest  in his entire  Matching  Contributions  Account and
Employer Retirement Contributions Account if:

     (a)  the  Member's  Severance  from  Service  as  an  Employee  is  due  to
          Retirement  or he  attains  the age  specified  for  Retirement  under
          Section  2.1(dd)  but has not as of such  date  had a  Severance  from
          Service with an Employer;

     (b)  the Member dies or becomes Disabled while an Employee; or

     (c)  while  the  Member  is an  Employee,  contributions  to the  Plan  are completely  discontinued,  the  Plan  is  terminated,  or the  Plan is partially  terminated  and such  Member is  affected  by such  partial termination.

-------------------------
                  End of Article 5

                Article 6.   Distributions, Withdrawals, and Loans

     6.1  Distribution Upon Retirement, Death, or Disability.

     Upon a Member's Retirement, or Severance from Service because of Disability or  death,  there  shall  be  distributed  to the  Member,  or to  the  Member's beneficiary in case of his death,  the Member's Account at the time specified in
Section 6.4 as of the most recent  Valuation Date  coinciding  with or preceding the payment, increased by any nonforfeitable  contributions made by or on behalf of such  Member  for that Plan  Year  after  such  Valuation  Date,  but not yet credited to his Account,  and reduced by any payments and/or  withdrawals  after such Valuation Date.

     6.2  Distribution  Upon  Severance  from  Service  for  Reasons  Other Than
          Retirement, Disability or Death.

     Upon the  Severance  from  Service of a Member  for any  reason  other than
Retirement,  Disability or death,  there shall be  distributed to the Member the full amount of the Member's  Section 401(k)  Contributions  Account and Rollover
Contributions  Account  and the  vested  portion of his  Matching  Contributions
Account and Employer Retirement  Contributions Account, at the time specified in
Section 6.4 as of the most recent  Valuation Date  coinciding  with or preceding the payment, increased by any nonforfeitable  contributions made by or on behalf of such  Member  for that Plan  Year  after  such  Valuation  Date,  but not yet credited to his Account,  and reduced by any payments and/or  withdrawals  after such Valuation Date.

     6.3  Forfeitures.

     (a)  If a  Member  has a  Severance  from  Service  and the  nonforfeitable portion of his  Matching  Contributions  Account is less than the full value of the Account,  the Member will receive a  distribution  of the value of the  nonforfeitable  portion of such Account,  subject to the provisions  of  Section  6.4.  If the  value of such  Account  is zero dollars,  the distribution  shall be treated as a distribution of zero dollars ("Deemed Distribution").

     (b)  If  a  Member   receives  an  actual   distribution  of  his  Matching
          Contributions  Account pursuant to Section 6.3(a) and is reemployed by any Employer or  nonparticipating  Affiliate  prior to incurring  five consecutive One Year Periods of Severance, the portion of such Account forfeited  pursuant  to Section  6.3(a)  will be  restored  as soon as administratively practicable if the Member repays to the Plan the full amount of the distribution. If a Member receives a Deemed Distribution of his Matching  Contributions  Account pursuant to Section 6.3(a) and is reemployed by an Employer or  nonparticipating  Affiliate  prior to incurring five consecutive One-Year Periods of Severance,  the portion of such Account forfeited  pursuant to Section 6.3(a) will be restored upon reemployment as soon as administratively  practicable. The source for restoring Forfeitures shall be first, current Forfeitures,  and if insufficient, an additional contribution by the Member's Employer.

     (c)  If a Member incurs five consecutive One-Year Periods of Severance,  he shall  permanently  forfeit the portion of his Matching  Contributions
          Account and  Employer  Retirement  Contributions  Account that was not vested pursuant to Article 5 at the time of his initial Severance from
          Service.

     (d)  Forfeitures  pursuant to Section 6.3(a) shall be treated in accordance with Section 4.7.

     6.4  Commencement of Distributions.

     (a)  How Long  Distributions  May Be  Delayed.  Effective  as of January 1,
          1998,   subject  to  the  provisions  of  this  Section  6.4,  if  the nonforfeitable  portion  of a  Member's  Account  exceeds  $5,000,  as determined at the time of the distribution regardless of the amount of the  Member's  at any prior  distribution,  distributions  pursuant to
          Sections 6.1 and 6.2 may be deferred until the Member's 65th birthday;
          provided,  however, at the Member's election, such distribution may be made or commence to the Member as follows:

          (1)  Distributions from all Accounts of the Member except the Employer
               Retirement  Contributions  Account may be made,  at the  Member's election,  as soon as  practicable  following his Severance  from
               Service.

          (2)  Distributions from the Member's Employer Retirement Contributions
               Account may be made at the  Member's  election  after such Member has incurred five consecutive One Year Periods of Severance.

          (3)  The Plan Administrator shall provide to each Member whose consent is  required  under (a)  above,  no less than 30 days and no more than 90 days prior to the  commencement  of benefit  payments,  a written  explanation of the material features and relative values of the optional  forms of benefit  under the Plan,  and his right
               (if any) to defer receipt of the distribution. A Member may elect to commence  his  distribution  in less than thirty days from the date he is provided with the explanation  provided he is informed of his  right to the  30-day  period.  A  Member's  consent  to a distribution  must not be made  before he receives  such  written explanation and must not be made more than 90 days before benefit payments commence.

     (b)  Distributions  Upon Death,  Disability or Retirement.  In the event of death,  Disability or Retirement,  distribution of a Member's  Account will  begin not later than the 60th day after the end of the Plan Year in which the later occurs--

          (1)  he attains his 65th birthday; or

          (2)  such death, Disability or Retirement occurs.

     (c)  Distributions  Upon Other Termination of Service.  In the event of any other termination of employment than those listed above,  distribution of a Member's  Account  will begin as specified  above,  but not later than the 60th day after the later of the end of the Plan Year in which
          the  Participant   incurred  five  consecutive  One  Year  Periods  of
          Severance or he attains his 65th  birthday.  Notwithstanding  anything contained herein to the contrary, a distribution of the Section 401(k)
          Contributions and Matching  Contributions shall not occur earlier than the time the Participant or Member incurred a separation from Service, death, or disability, or another event described in Section 401(k)(10)
          of the Code.

     (d)  Distributions  After  Severance  from Service Upon Death.  If a Member dies after his Severance  from Service but prior to receiving the full distribution  of his to which he is entitled under this Article 6, any unpaid  balance  thereof at the time of his death shall be distributed to the Member's  beneficiary  in a lump sum, to be distributed as soon as practicable after his death.

     (e)  Cash-Out  Distributions.  Any  other  provisions  of the  Plan  to the contrary  notwithstanding,  any amount payable to a Participant  under the Plan may be paid in a lump  sum,  provided  that the  value of the
          Participant's nonforfeitable benefit under the Plan, determined at the time of  distribution  regardless of the amount of the Member's at any prior distributions, does not exceed $3,500. Such lump sum may be paid as soon as administratively feasible. Notwithstanding the foregoing, a
          Participant's  Employer Retirement  Contributions Account shall not be paid in this manner. Provided, however, effective January 1, 1998, any amount  payable to a Participant  under the Plan may be paid in a lump sum,  provided  that  the  value of the  Participant's  nonforfeitable benefit  under  the  Plan,  determined  at the  time  of  distribution
          regardless   of  the   amount  of   Member's   Account  at  any  prior
          distribution,  does not exceed $5,000.  Such lump sum shall be paid as soon  as  administratively  feasible  without  requiring  the  written consent  described  in Section  6.4(a)(3)  above.  The  payment of the portion  of  the  Account  attributed  to the  Participant's  Employer
          Retirement   Contributions   Account   shall   be   paid  as  soon  as
          administratively   feasible  without  requiring  the  written  consent
          described  in  Section  6.4(a)(3)  above  after  the  Participant  has incurred  five  consecutive  One Year  Periods of  Severance.  Amounts payable hereunder shall continue to accrue interest and losses pending such payment.

     6.5  Method of Distribution.

     (a)  Generally.   Subject  to  the   limitations   described   below,   all
          distributions may be paid in one of the following ways:

          (1)  The Section 401(k) Contributions Accounts may be paid in a single lump sum in cash,  in AFG Common Stock to the extent  invested in
               AFG Common Stock, or in GAFRI Common Stock to the extent invested in GAFRI Common Stock.

          (2)  Assets from the  Matching  Contributions  Accounts  derived  from
               Matching Contributions shall be paid entirely in AFG Common Stock to the extent  invested  in AFG Common  Stock or in GAFRI  Common
               Stock to the extent invested in GAFRI Common Stock.

          (3)  The  Employer  Retirement  Contribution  Accounts  will  be  paid entirely in GAFRI  Common  Stock to the extent  invested in GAFRI
               Securities;  provided,  however,  to the extent it is invested in
               AFG Common Stock, it will be paid in AFG Common Stock.

          (4)  The Rollover  Contributions  Account may be paid in a single lump sum in cash.

     (b)  Eligible  Rollover  Distribution.  All distributions may be paid by an
          Eligible Rollover Distribution paid directly to an Eligible Retirement
          Plan specified by the Distributee in a Direct Rollover.

     (c)  Fractional  Shares.  Any  distribution  of GAFRI  Common  Stock or AFG
          Common  Stock  will only be paid in whole  shares and the value of any fractional share will be paid in cash.

     6.6  Withdrawals During Employment.

     (a)  General.  Each Participant may only request one in-service  withdrawal every 6 months during any calendar year.  Such  withdrawals  must come from the Accounts in the order set out below.

     (b)  Regular  Withdrawal.  A Participant  may request,  for any reason,  an in-service withdrawal in cash from his Rollover Contributions Account.

     (c)  Age 59 1/2 Withdrawal.  A Participant who is age 59 1/2 may request an
          in-service   withdrawal  of  the  amount  available  under  a  regular
          withdrawal  described  above  plus  the  value in his  Section  401(k)
          Contributions  Account.  An age 59 1/2 withdrawal may be paid in cash, in GAFRI Common Stock (to the extent  invested in GAFRI Common  Stock)
          or AFG Common Stock (to the extent  invested in AFG Common Stock),  as elected by the Participant.

     (d)  Secured Accounts. Notwithstanding the foregoing, no distributions to a
          Participant  shall be made  under  Section  6.6 from an Account to the extent  that  the  Account  serves  as  collateral  for a loan  to the
          Participant under Section 6.7.

     6.7  Participant Loans.

     (a)  Eligibility.  (1) A  Participant  or (2) an  Employee  who has  made a
          Rollover  Contribution pursuant to Section 4.9, may, with the approval of the  Plan  Administrator  and  subject  to the  provisions  of this
          Section  6.7,  borrow  amounts  from any Account  except his  Employer
          Retirement  Contributions  Account subject to the conditions set forth below.

     (b)  Conditions. All loans shall meet the following conditions:

          (1)  Loans shall be made available to all Participants on a reasonably equivalent  basis;  provided that loans shall not be available to
               Participants who are not Employees  (unless such a Participant is a party in interest  within the  meaning of Section  3(14) of the
               Act).

          (2)  Loans shall not be available to Highly  Compensated  Employees in an  amount  greater  than  the  amount  made  available  to other
               Participants.

          (3)  Loans shall bear a reasonable  rate of interest.  In  determining such interest  rate, the interest rates being charged at the time a loan is made shall be considered.

          (4)  Loans shall be adequately  secured,  which security shall consist of an  assignment  of  up to  50%  of a  borrowing  Participant's accrued  nonforfeitable  benefit under the Plan not including the
               Participant's Employer Retirement Contributions .

          (5)  Loans  shall  be  repaid  only by  payroll  withholding  properly
               authorized   by  the   Participant,   provided   that   the  Plan
               Administrator  may allow  prepayment of the entire balance of the loan through other means.

          (6)  No loan shall exceed the limitations under Section 6.7(c) below.

          (7)  In the event of default,  foreclosure on the Participant's vested
               Account,  to the extent used as security for the loan, will occur after  a  distributable  event  occurs  under  the  Plan.  Events constituting default shall be specified in the promissory note or security agreement to be executed by the Participant.

          (8)  Any  expenses or fees  attributable  to  obtaining a loan will be paid by the  Participant  to the Plan  Administrator  in a timely manner.

          (9)  No loans will be made in an amount less than $1,000.

          (10) A Participant may have no more than two outstanding  loans at any time;  provided;  however,  the  unpaid  loans  of a  Participant transferred  from the Merged  Plan shall be carried  over even if there are more than two such loans.

          The Plan  Administrator  may establish  other rules  relating to loans made under this Section.

     (c)  Limitation on Amount.  Loans made pursuant to this Section (when added to the  outstanding  balance of all other  loans under any other plans taken into under Section  72(p)(2)(D) of the Code) shall be limited to the lesser of the following:

          (1)  $50,000,  reduced  by  the  highest  outstanding  aggregate  loan balance  during the preceding  12-month  period ending on the day before the date on which such loan is made;

          (2)  50% of  the  total  value  of the  Participant's  Section  401(k)
               Contributions,  Matching Contributions and Rollover Contributions
               Accounts; or

          (3)  the  value  of  the  Rollover   Contributions,   Section   401(k)
               Contributions and vested Matching Contributions s.

     (d)  Repayment  Period.  Each loan,  by its terms,  shall be required to be repaid within 60 months provided,  however,  loans used to acquire any dwelling unit which within a reasonable time is to be used (determined at the  time  the  loan  is  made)  as a  principal  residence  of the
          Participant,  may provide for  periodic  repayment  over a  reasonable period of time that may exceed 60 months but shall not be greater than
          120  months.  In  addition,  loans  shall  be due and  payable  upon a
          Participant's  termination of employment. To the extent that a loan is unpaid  at the  time a  distribution  of  such  Participant's  Account becomes  payable in accordance with the terms of the Plan, such unpaid amount shall be deducted  from the amount  otherwise  payable from his
          Account.

     (e)  Level  Amortization.  Loans  shall  provide  for  substantially  level amortization  with  payments  to be  made  not  less  frequently  than quarterly over the term of the loan.

     (f)  Accounting  for  Loans.  Notwithstanding  anything  in the Plan to the contrary, if a loan is made to a Participant, the loan shall be deemed an  earmarked  investment  for the  borrower's  benefit  and  shall be evidenced  by a separate  loan account of the  borrower.  A borrower's separate loan account shall be established as of the date on which the loan is made and shall be funded with an amount equal to the principal amount of the loan. All principal and interest payments made on a loan granted  hereunder  shall be allocated  upon receipt to the borrower's other Plan Accounts in the proportion  that such Accounts were debited to fund the  borrower's  separate  loan  Account,  but based  upon his investment  election  then in effect.  The  balance of the  borrower's separate  loan  Account  shall be decreased by the amount of principal payments and the loan shall be closed when the loan has been repaid in full. Any expenses of the Trustee which are directly  attributable  to its  administration  of a borrower's  separate loan , as determined by the  Trustee,  shall be charged to and paid from the  borrower's  Plan
          Accounts in the proportion that such Accounts were debited to fund the borrower's separate loan Account.

     (g)  Notice of Loan. The Plan  Administrator may require that a request for a loan be  submitted  within a certain  period  of time  prior to such date; and each loan shall be made as soon as administratively possible after such date.

     (h)  Administration.  Loans shall be made  pursuant to a  Participant  loan program.  Such loan program shall be  established  in writing and must include, but need not be limited to, the following:

          (1)  the identity of the person or persons  authorized  to  administer the Participant loan program;

          (2)  a procedure for applying for loans;

          (3)  the basis on which loans will be approved or denied;

          (4)  limitations, if any, on the types and amounts of loans offered;

          (5)  the procedure under the loan for determining a reasonable rate of interest;

          (6)  the types of collateral which may secure a plan loan; and

          (7)  the events  constituting  default and steps that will be taken to preserve Plan assets.

          Such  Participant  loan program may be contained in a separate written document which,  when properly  executed by the Plan  Administrator is hereby  incorporated  by  reference  and  made  a part  of  the  Plan.
          Furthermore,  such Participant loan program may be modified or amended in writing by the Plan  Administrator  from time to time  without  the necessity of amending this Section.

     (i)  Promissory Note. All loans shall be evidenced by a promissory note, in such  form  and  containing  such  terms  and  conditions  as the Plan
          Administrator from time to time directs.

     (j)  Truth in Lending. Appropriate disclosure shall be made pursuant to the
          Truth in Lending Act to the extent possible.

     6.8  Hardship  Withdrawals.  Hardship  withdrawals  will not be  permitted.

     6.9  Required Distributions.

     Effective January 1, 1997,  notwithstanding any of the preceding provisions of this  Article,  the  distribution  of a  Member's  benefits  shall be made in accordance  with the  following  requirements  and shall  otherwise  comply with
Section 401(a)(9) of the Code and the Regulations  thereunder (including Section
1.401(a)(9)-2  of  the  Treasury  Regulations),  the  provisions  of  which  are incorporated herein by reference.

     (a)  Latest Date of Payment.  Effective  January 1, 1997,  a  Participant's
          benefits shall be distributed to such Participant not later than April
          1st of the calendar year  following the later of (1) the calendar year in which the  Participant  attains age 70 1/2 or (2) the calendar year in which the Participant retires; provided,  however, that this clause
          (2) not apply in the case of a Participant  who is a "5% owner" at any time during the Plan Year ending with or within the  calendar  year in which the Participant attained age 70 1/2.

     (b)  Additional Limitations After Death of Participant.  If the Participant
          dies before  distribution  of any of the  Participant's  benefits  has begun, then the entire interest of the Participant will be distributed within five years after the  Participant's  death.  If the  designated beneficiary  is the  surviving  spouse  of the  Participant,  then the distributions  under this Section 6.9(b) will not be required  earlier than the date on which the Participant would have attained age 70 1/2.

     (c)  Death Distribution Provisions. Upon the death of the Participant,  the following distribution provisions shall take effect:

          (1)  If the Participant dies after  distribution of the  Participant's interest has  commenced,  the remaining  portion of such interest will continue to be  distributed at least as rapidly as under the method of  distribution  being  used  prior to the  Participant's death.

          (2)  If the Participant dies before  distribution of the Participant's interest  commences,  the  Participant's  entire interest will be distributed  no later  than five  years  after the  Participant's death.

     6.10 Withholding Taxes.

     An Employer  may  withhold  from a Member's  Covered  Compensation  and the
Trustee may withhold from any payment  under this Plan any taxes  required to be withheld with respect to  contributions or benefits under this Plan and such sum as such  Employer or Trustee may  reasonably  estimate as necessary to cover any taxes for which they may be liable  and which may be  assessed  with  respect to contributions or benefits under this Plan.

     6.11 Distributions Under Qualified Domestic Relations Orders.

     Upon  receipt by the Plan of a domestic  relations  order and a  subsequent determination by the Plan  Administrator  that the order is a Qualified Domestic
Relations  Order,  as  defined  in  Section  2.1(ccc)  of  the  Plan,  the  Plan
Administrator  may in its sole  discretion,  allow for the  payment of  benefits
(except from the Employer  Retirement  Contributions  Account) to each alternate payee under the order to be made as soon as practicable after the date the order becomes effective.  Notwithstanding the foregoing,  payment of benefits from the
Employer Retirement  Contributions Account to the alternate payee may be made in accordance  with the  terms of the  order at the same  time the  Participant  is entitled to receive a distribution,  but if the Participant is not entitled to a distribution due to the 5-year period provided in Section  6.4(a)(2) above, then not earlier than 5 years after the order is  determined  to be qualified  and is certified. Provided, however, that if the distribution to the alternate payee is being made before the  Participant in the order attains the earliest  retirement age as defined in the Plan,  and the present  value is greater than $5,000,  the alternate  payee  must  consent in writing  to such  earlier  distribution.  For purposes  hereof,  the term  "alternate  payee"  shall mean the  spouse,  former spouse,  child  or other  dependent  of a  Participant  who is  recognized  by a domestic  relations order as having a right to receive all, or a portion of, the
benefits   payable   under  the  Plan   with   respect   to  such   Participant.

-------------------------
                       End of Article 6

                        Article 7.   Investment Elections

     7.1  Investment of Specified Contributions.

     Each  Member   shall   elect  the  manner  in  which  his  Section   401(k)
Contributions and Rollover  Contributions  Accounts and any future contributions thereto,  shall be invested,  in any one or more of the Investment Funds. At the time the Merged Plans are combined, the Trustee shall transfer the Accounts from the Merged Plans to similar types of investments.

     7.2  Investment Elections.

     Each Member may make the  election  described  in Section 7.1 in the manner determined by the Plan  Administrator upon becoming a Member. The elections made under  Section  7.1 may be changed  as of any day upon  prior  notice for future contributions to the Plan.

     7.3  Investment Transfers.

     Each Member may elect with prior notice to have the assets allocated to his
Section  401(k)  Contributions  and  Rollover   Contributions  Account,  in  any
Investment  Fund  transferred to any one or more other  Investment  Funds.  Such transfer shall be effective as soon as practicable  after notice of the transfer is given.  Notwithstanding  the  foregoing,  the Plan  Administrator  may impose restrictions  on transfers to and from an Employer  securities fund and any fund consisting of a guaranteed interest contract.

     7.4  Transfer of Assets.

     The Plan Administrator shall direct the Trustee to transfer moneys or other property from the appropriate  Investment  Fund to the other  Investment Fund as may be necessary to carry out the aggregate transfer transactions after the Plan
Administrator  has caused the necessary  entries to be made in the Participants'
or  Members'  Accounts in the  Investment  Funds and has  reconciled  offsetting transfer elections, in accordance with uniform rules therefor established by the
Plan Administrator.

     7.5  Investment of Matching and Employer Retirement Contributions Account.

     All Matching  Contributions  made on or after the  Effective  Date shall be invested  primarily in AFG Common  Stock or GAFRI Common Stock unless  otherwise
directed  by  the  Administrative   Plan  Committee.   All  Employer  Retirement
Contributions  shall be invested  primarily in GAFRI Securities unless otherwise directed by the Administrative Plan Committee.

     7.6  Diversification.

     Any fully vested Member who has attained age 55 may elect within the period as determined by the Plan  Administrator  after the close of the Plan Year after which the Member  attains age 55 and  continuing  for the five  succeeding  Plan
Years to  direct  the Plan as to the  investment  of at least  25% of the  GAFRI
Securities, including AFG Common Stock, held in his Accounts (to the extent such
25% exceeds the amount to which a prior election under this Section applies). In the case of the  election  year in which the Member can make his last  election, the preceding  sentence shall be applied by  substituting  "50%" for "25%".  The
Member's  direction (a) shall be provided to the Plan  Administrator in a manner specified;  and (b) shall be effective no later than 180 days after the close of the Plan Year to which the direction applies. If the Member elects to diversify, the Plan  Administrator  shall  transfer  such  applicable  percentage  of GAFRI
Securities,  including AFG Common Stock, from such Member's Accounts as directed by such Member.  The earnings on any amount  diversified  will  automatically be reinvested in the same manner.

-------------------------
                     End of Article 7

                  Article 8.   Accounts and Records of the Plan

     8.1  Accounts and Records.

     The  Accounts  and  records  of the Plan  shall be  maintained  by the Plan
Administrator  and shall accurately  disclose the status of the Accounts of each
Member or his beneficiary in the Plan. Each Member shall be advised from time to time, at least once during each Plan Year, as to the status of his Account.

     8.2  Trust Fund.

     Each Member  shall have an  undivided  proportionate  interest in the Trust
Fund which  shall be  measured by the  proportion  that the market  value of his
Account bears to the total market value of all Accounts as of the date that such interest is being determined.

     8.3  Valuation and Allocation of Expenses.

     As of each  Valuation  Date,  the Trustee  shall  determine the fair market value of the Trust Fund after first  deducting any expenses  which have not been paid by an Employer.  Unless paid by an Employer and subject to such limitations as may be imposed by the Act or other  applicable  law,  all costs and  expenses incurred in connection with the general administration of the Plan and the Trust
Fund  shall be  chargeable  to the Trust  Fund.  The value of GAFRI  Securities, including AFG Common Stock and GAFRI Common Stock held by the Trust Fund,  shall be its Fair Market Value.

     8.4  Allocation of Earnings and Losses.

     As of each Valuation Date, the Plan  Administrator,  with the assistance of the  Trustee,  shall  allocate  the net  income  and  gains  or  losses  of each
Investment  Fund of the Trust Fund since the  preceding  Valuation  Date to each
Member's  Account in the same proportion that the market value of his Account in such Investment Fund bears to the total market value of all Members' Accounts in such Investment Fund; and, for this purpose,  the Plan Administrator shall adopt uniform rules which conform to applicable law and generally accepted  accounting practices.

-------------------------
                  End of Article 8

                              Article 9.   Financing

     9.1  Financing.

     GAFRI shall enter into a Trust  Agreement in order to  implement  and carry out the  provisions of the Plan and to finance the benefits  under the Plan. All rights which may accrue to any person under the Plan shall be subject to all the terms  and  provisions  of such  Trust  Agreement.  GAFRI may  modify  the Trust
Agreement in accordance with the terms of that Trust Agreement from time to time to accomplish the purposes of the Plan.

     9.2  Contributions.

     The  Employers  shall  make such  contributions  to the  Trust  Fund as are required by the provisions of the Plan,  subject to the right of GAFRI to amend, modify, or terminate the Plan.

     9.3  Nonreversion.

     No Employer shall have any right,  title, or interest in the  contributions made to the  Trust  Fund,  and no part of the  Trust  Fund  shall  revert to any
Employer, except the following:

     (a)  If a  contribution  is made to the  Trust  Fund  by an  Employer  by a mistake  of fact,  then  such  contribution  may be  returned  to such
          Employer within one year after the payment of the contribution; and if any part or all of a contribution  is disallowed as a deduction  under
          Section  404 of the Code,  then to the  extent  such  contribution  is disallowed as a deduction it may be returned to such  Employer  within one year after the disallowance.

     (b)  If the Internal  Revenue  Service  initially  determines that the Plan does not meet the  requirements  of Section 401 of the Code,  the Plan shall be null and void from the Effective Date, and any  contributions shall be returned to all  contributors  within one year  following the determination that the Plan does not meet such requirements,  but only if the application for qualification is made by the time prescribed by law for filing  GAFRI's  return for the taxable year in which the Plan is  adopted  or such  later  date as the  Secretary  of  Treasury  may prescribe,  unless  GAFRI  elects  to make  the  changes  to the  Plan necessary to receive a determination from the Internal Revenue Service that the requirements of Section 401 of the Code are met.

     9.4  Rights in the Trust Fund.

     Persons  eligible for benefits  under the Plan are entitled to look only to the Trust Fund for the payment of such  benefits  and have no claim  against any
Employer,  the Plan Administrator,  or any other person. No person has any right or  interest  in the  Trust  Fund  except  as  expressly  provided  in the Plan.

-------------------------
                     End of Article 9

                           Article 10.  Administration

     10.1 Plan Administrator and Fiduciary.

     The Plan shall be administered by GAFRI or by a committee  appointed by the
Board for this purpose.  The committee  shall be composed of as many members but no less  than two as the  Board may  appoint  from  time to time and shall  hold office at the pleasure of the Board.  Any member of the  committee may resign by delivering  his written  resignation  to the Board.  Vacancies in the  committee arising by  resignation,  death,  removal,  or otherwise  shall be filled by the
Board. GAFRI or the committee appointed by the Board as Plan Administrator shall be the  administrator  of the Plan within the meaning of Section 3(16)(A) of the
Act,  a  fiduciary  with  respect  to the Plan  within  the  meaning  of Section
3(21)(A)(i)  and (iii) of the Act, and the named  fiduciary under Section 402 of the Act.  It shall  also be the Plan  Administrator  for  purposes  of the Plan.
Further,  such committee  shall have such power and authority that the Board may grant it from time to time.

     10.2 Compensation and Expenses.

     Any person acting on behalf of the Plan  Administrator  shall serve without compensation  for  services  as such if he is  receiving  full-time  pay from an
Employer or  nonparticipating  Affiliate  as an  Employee.  Any other person may receive  compensation  for services to be paid from the Trust Fund to the extent not paid by the  Employers.  Any person may receive  reimbursement  by the Trust
Fund to the extent not paid by the  Employers of expenses  properly and actually incurred.

     10.3 Manner of Action.

     If a  committee  is  appointed  as Plan  Administrator,  a majority  of the members of the committee at the time in office shall constitute a quorum for the transaction of business.  All resolutions adopted and other actions taken by the committee  at any meeting  shall be by a majority  vote of those  present at any such meeting  unless  there are only two Members of the  committee in which case all  resolutions  and  other  actions  shall be  unanimous.  Upon the  unanimous concurrence  in  writing of the  members  at the time in  office,  action of the committee may be taken otherwise than at a meeting.

     10.4 Chairman, Secretary, and Employment of Specialists.

     The members of the committee may elect one of their members as chairman and may elect a secretary who may, but need not, be a member of the committee.  They may  authorize  one or more of their  members or any agent to execute or deliver any  instrument or  instruments  on their  behalf,  and may employ such counsel, auditors,  and other specialists,  and such clerical,  medical,  actuarial,  and other  services as they may require in carrying out the  provisions of the Plan.
Such  expenses  shall be paid by the Trust  Fund to the  extent  not paid by the
Employers.

     10.5 Assistance.

     The Plan  Administrator  may appoint one or more  individuals  and delegate such of its power and duties as it deems  desirable to any such  individual,  in which case every reference  herein made to the committee shall be deemed to mean or  include  the  individuals  as to matters  within  their  jurisdiction.  Such individuals  shall be such officers or other employees of the Employers and such other persons as the committee may appoint.

     10.6 Records.

     All resolutions,  proceedings,  acts, and  determinations  of the committee shall be recorded by the  secretary  thereof or under his  supervision,  and all such records,  together with such documents and  instruments as may be necessary for the administration of the Plan, shall be preserved in the custody of GAFRI.

     10.7 Rules.

     Subject to the  limitations  contained in the Plan, the committee  shall be empowered  from time to time in its  discretion  to adopt  bylaws and  establish rules for the conduct of its affairs and the exercise of the duties imposed upon it under the Plan.

     10.8 Administration.

     The Plan  Administrator  shall be responsible for the administration of the
Plan. The Plan  Administrator  shall have all such powers as may be necessary to carry out the provisions hereof and may, from time to time,  establish rules for the  administration  of the Plan and the transaction of the Plan's business.  In making any such  determination  or rule,  the Plan  Administrator  shall  pursue uniform  policies  as  from  time  to  time  established  by it  and  shall  not discriminate  in favor of or against any Member.  The Plan  Administrator  shall have the exclusive  right to make any finding of fact  necessary or  appropriate for any purpose under the Plan including,  but not limited to, the determination of the eligibility for and the amount of any benefit payable under the Plan. The
Plan  Administrator  shall have the  exclusive  right to interpret the terms and provisions of the Plan and to determine any and all questions  arising under the
Plan or in  connection  with  the  administration  thereof,  including,  without
limitation,   the   right   to   remedy   or   resolve   possible   ambiguities,
inconsistencies,  or omissions, by general rule or particular decision. The Plan
Administrator  shall make,  or cause to be made,  all  reports or other  filings necessary  to meet both the  reporting  and  disclosure  requirements  and other
filing   requirements  of  the  Act  which  are  the   responsibility  of  "plan
administrators"  under the Act. To the extent  permitted by law, all findings of fact, determinations,  interpretations,  and decisions of the committee shall be conclusive  and binding upon all persons having or claiming to have any interest or right under the Plan.  Benefits under this Plan will be paid only if the Plan
Administrator decides in its discretion that the applicant is entitled to them.

     10.9 No Enlargement of Employee Rights.

     Nothing  contained  in the Plan  shall be deemed to give any  Employee  the right to be retained in the  service of an  Employer  or to  interfere  with the right of an Employer to  discipline,  discharge,  or retire any  Employee at any time.

     10.10 Initial Claims Procedure.

     (a)  Claim.

          (1)  Filing. In order to present a complaint  regarding the nonpayment of a Plan benefit or a portion thereof (a "Claim"), a Participant or  beneficiary  under  the  Plan  (a  "Claimant")  or  his  duly authorized  representative  must file such  Claim by  mailing  or delivering  a  writing  stating  such  Claim  to the  department, officer, or Employee  responsible for employee benefit matters of the Employer.

          (2)  Acknowledgment.   Upon  such   receipt  of  a  Claim,   the  Plan
               Administrator   shall   furnish   to  the   Claimant   a  written
               acknowledgment which shall inform such Claimant of the time limit set forth in (b)(1)  below and of the effect,  pursuant to (b)(3)
               below, of failure to decide the Claim within such time limit.

     (b)  Initial Decision.

          (1)  Time  Limit.  The Plan  Administrator  shall  decide upon a Claim within a reasonable  period of time after  receipt of such Claim;
               provided,  however,  that such period shall in no event exceed 90 days, unless special  circumstances  require an extension of time for  processing.  If such an extension of time for  processing is required,  then the Claimant  shall,  prior to the termination of
               the  initial  90-day  period,   be  furnished  a  written  notice
               indicating such special  circumstances  and the date by which the
               Plan  Administrator  expects  to render a  decision.  In no event shall an extension exceed a period of 90 days from the end of the initial period.

          (2)  Notice of  Denial.  If the Claim is wholly or  partially  denied, then the Plan Administrator shall furnish to the Claimant, within the time  limit  applicable  under (1)  above,  a written  notice setting  forth in a manner  calculated  to be  understood  by the
               Claimant:

               (A)  the specific reason or reasons for such denial;

               (B)  specific reference to the pertinent Plan provisions on which such denial is based;

               (C)  a  description  of any  additional  material or  information necessary  for such  Claimant  to  perfect  his Claim and an
                    explanation   of  why  such  material  or   information   is
                    necessary; and

               (D)  appropriate  information as to the steps to be taken if such
                    Claimant  wishes to submit his Claim for review  pursuant to
                    Section 10.11, including notice of the time limits set forth in subsection 10.11(b)(2).

          (3)  Deemed  Denial for Purposes of Review.  If a Claim is not granted and if,  despite the  provisions of (1) and (2) above,  notice of the  denial of a Claim is not  furnished  within  the time  limit applicable under (1) above, then the Claimant may deem such Claim denied and may request a review of such deemed denial pursuant to the provisions of Section 10.11.

     10.11 Claim Review Procedure.

     (a)  Claimant's  Rights.  If a Claim is wholly or  partially  denied  under
          Section 10.10, then the Claimant or his duly authorized representative shall have the following rights:

          (1)  to obtain,  subject to (b) below,  a full and fair  review by the
               Plan Administrator;

          (2)  to review pertinent documents; and

          (3)  to submit issues and comments in writing.

     (b)  Request for Review.

          (1)  Filing.  To obtain a review  pursuant  to (a)  above,  a Claimant entitled to such a review or his duly  authorized  representative shall,  subject to (2) below,  mail or deliver a written  request for such a review (a "Request  for  Review")  to the  department, officer, or Employee  responsible for employee benefit matters of the Employer.

          (2)  Time Limits for Requesting a Review. A Request for Review must be mailed or delivered  within 60 days after receipt by the Claimant of  written  notice of the  denial  of the  Claim or within  such longer period as is  reasonable  and related to the nature of the benefit which is the subject of the Claim and to other  attendant circumstances.

          (3)  Acknowledgment.  Upon such  receipt of a Request for Review,  the
               Plan  Administrator  shall  furnish  to the  Claimant  a  written acknowledgment which shall inform such Claimant of the time limit set forth in (c)(1)  below and of the effect,  pursuant to (c)(3)
               below,  of failure to furnish a decision  on review  within  such time limit.

     (c)  Decision on Review.

          (1)  Time Limit.

               (A)  General.  If,  pursuant to (b) above, a review is requested, then,  except as otherwise  provided in (B) below,  the Plan
                    Administrator or its delegate (but only if such delegate has been given the  authority  to make a final  decision  on the
                    Claim)  shall make a decision  promptly and no later than 60 days after  receipt of the Request for Review;  except that, if special  circumstances  require an  extension of time for processing,  then  the  decision  shall  be  made as soon as possible  but not later than 120 days  after  receipt of the
                    Request for Review.  The Plan Administrator must furnish the
                    Claimant  written  notice  of  any  extension  prior  to its commencement.

               (B)  Regularly  Scheduled  Meetings.  Anything to the contrary in
                    (A) above  notwithstanding,  if the decision on review is to be made  by a  committee  which  holds  regularly  scheduled meetings  at least  quarterly,  then its  decision on review shall be made no later  than the date of the  meeting  which immediately  follows  the receipt of the Request for Review;
                    provided,  however,  if such  Request for Review is received within 30 days preceding the date of such meeting, then such decision  on review  shall be made no later than the date of the second meeting which follows such receipt;  and provided further  that,  if special  circumstances  require a further extension  of time for  processing,  and if the  Claimant is furnished  written  notice  of such  extension  prior to its commencement, then such decision on review shall be rendered no later than the third meeting which follows such receipt.

          (2)  Notice of Decision.  The Plan Administrator or its delegate shall furnish to the Claimant,  within the time limit  applicable under
               (1) above, a written notice setting forth in a manner  calculated to be understood by the Claimant:

               (A)  the  specific  reason or reasons for the decision on review;
                    and

               (B)  specific reference to the pertinent Plan provisions on which the decision on review is based.

          (3)  Deemed  Denial.  If, despite the provisions of (1) and (2) above, the  decision  on review is not  furnished  within the time limit applicable under (1) above,  then the Claimant shall be deemed to have  exhausted  his remedies  under the Plan and he may deem the
               Claim to have been denied on review.

     10.12 Notice of Address and Missing Persons.

     Each person  entitled  to  benefits  under the Plan must file with the Plan
Administrator, his post office address and each change of post office address in any manner prescribed by the Plan Administrator.  Any communication,  statement, or notice  addressed to such a person at his latest reported post office address will be  binding  upon him for all  purposes  of the Plan and  neither  the Plan
Administrator  nor the  Employers  or Trustee  shall be obliged to search for or ascertain his whereabouts.  In the event that such person cannot be located, the
Plan  Administrator  may direct that such benefit and all further  benefits with respect to such person  shall be  discontinued,  all  liability  for the payment thereof shall terminate and the balance in such Member's Account, except for any amounts  representing the Member's interest in GAFRI  Securities,  including AFG
Common Stock,  shall be deemed a Forfeiture  allocated  pursuant to Section 4.7;
provided,  however,  that in the  event of the  subsequent  reappearance  of the
Member or beneficiary  prior to termination of the Plan, the benefits which were due and payable and which such person  missed  shall be paid in a single sum and the future  benefits  (not  including  any earnings or losses  thereon) due such person shall be  reinstated  in full.  GAFRI  Securities,  including  AFG Common
Stock,  shall be transferred to the transfer agent  responsible for such shares, and such transfer agent shall follow its normal  procedures for individuals with shares who can not be located without any further  obligation for payment by the
Plan Administrator.

     10.13 Data and Information for Benefits.

     All  persons  claiming  benefits  under the Plan must  furnish  to the Plan
Administrator or its designated agent such documents,  evidence,  or information as the  Plan  Administrator  or  its  designated  agent  consider  necessary  or desirable  for the  purpose of  administering  the Plan;  and such  person  must
furnish  such  information   promptly  and  sign  such  documents  as  the  Plan
Administrator  or its designated  agent may require  before any benefits  become payable under the Plan.

     10.14 Indemnity.

     The  Employer   indemnifies  and  saves  harmless  individual   Trustee(s),
individual Plan  Administrators  and the members of any committee  including the
Administrative Plan Committee,  from and against any and all loss resulting from liability to which the individual Trustee(s), individual Plan Administrators and the members of any committee,  including the Administrative Plan Committee,  may be  subjected  by reason  of any act or  conduct  (except  willful  or  reckless misconduct) in their official  capacities in the  administration of this Plan or
Trust Fund or both, including all expenses reasonably incurred in their defense, in case  the  Employer  fails  to  provide  such  defense.  The  indemnification provisions of this Section shall not relieve individual  Trustee(s),  individual
Plan  Administrator(s),   or  any  members  of  any  committee,   including  the
Administrative Plan Committee,  from any liability he may have under the Act for breach of fiduciary duty.

     10.15 Effect of a Mistake.

     In  the  event  of  a  mistake  or  misstatement  as  to  the  eligibility, participation, or service of any Member, or the amount of payments made or to be made to a Member or  beneficiary,  the Plan  Administrator  shall,  if possible, cause to be withheld or accelerated or otherwise make adjustment of such amounts of payments  as will in its sole  judgment  result in the Member or  beneficiary receiving the proper amount of payments under this Plan.

     10.16 Self-Interest.

     A  member  of the  committee  who is also a  Member  shall  not vote on any question relating specifically to himself.

---------------------------
                  End of Article 10

                     Article 11.  Amendment and Termination

     11.1 Amendment and Termination.

     (a)  Right to Amend.  GAFRI does hereby expressly and specifically  reserve the sole and  exclusive  right at any time by  action  of the Board to amend, modify, or terminate the Plan. Any such amendment, modification or  termination  shall be in a  writing  authorized  by the  Board and
          signed  by  an  officer  of  GAFRI.   GAFRI's   right  of   amendment,
          modification,  or  termination  as  aforesaid  shall not  require  the assent,  concurrence,  or  any  other  action  by any  other  Employer notwithstanding  that such  action by GAFRI may  relate in whole or in part to persons in the employ of an Employer.

     (b)  Adopting Employers.  While each Employer contemplates carrying out the provisions of the Plan indefinitely with respect to its Employees,  no
          Employer  shall be under any  obligation  or liability  whatsoever  to maintain the Plan for any minimum or other period of time.

     (c)  Notification Upon Termination. Upon any termination of the Plan in its entirety,  or with respect to any  Employer,  GAFRI shall give written notice  thereof  to the  Plan  Administrator,  the  Trustee,  and  any
          Employer involved.

     (d)  Effect On Termination. Except as provided by law, upon any termination of the Plan,  no Employer  with respect to whom the Plan is terminated
          (including GAFRI) shall thereafter be under any obligation, liability, or  responsibility  whatsoever to make any  contribution or payment to the Trust Fund, the Plan, any Member,  any  beneficiary,  or any other person, trust or fund whatsoever,  for any purpose whatsoever under or in connection with the Plan.

     11.2 Limitations on Amendments.

     The  provisions of this Article are subject to and limited by the following restrictions:

     (a)  No amendment  shall operate either  directly or indirectly to give any
          Employer any interest  whatsoever in any funds or property held by the
          Trustee under the terms  hereof,  or to permit the corpus or income of the Trust Fund to be used for or diverted  to purposes  other than the exclusive benefit of Members or their beneficiaries.

     (b)  No amendment shall increase duties or responsibilities of the Trustee, the  Plan  Administrator  or  any  member  of an  Administrative  Plan
          Committee  without the written consent of the affected  Trustee,  Plan
          Administrator, or member of the Administrative Plan Committee.

     (c)  No such  amendment  shall  operate  either  directly or  indirectly to reduce,  eliminate or make subject to Employer  discretion any accrued benefit  subject to the  protection of Section  411(d)(6) of the Code, except to the extent  permitted  under  Treasury  Regulations  Section
          1.411(d)-4  or deprive  any  Member of his  vested and  nonforfeitable interest as of the time of such amendment.

     (d)  In the  event  the  vesting  schedule  of this  Plan is  amended,  any
          Employee who has completed at least 3 Years of Service,  as defined in subsection  2.1(nnn),  may elect to have his  vested  account  balance computed  under the Plan without regard to such amendment by notifying
          the  Plan   Administrator   in  writing  during  the  election  period
          hereinafter  described.  The  election  period shall begin on the date such  amendment is adopted and shall end no earlier than the latest of the following dates:

          (1)  The  date  which  is 60 days  after  the day  such  amendment  is adopted;

          (2)  The date  which is 60 days after the day such  amendment  becomes effective; or

          (3)  The date which is 60 days after the day the  Participant is given written notice of such amendment by the Plan Administrator.

          Any  election  made   pursuant  to  this  Section   11.2(d)  shall  be
          irrevocable.  The Plan  Administrator,  as soon as practicable,  shall forward a true copy of any  amendment to the vesting  schedule to each affected  Participant,  together with an  explanation of the effect of the amendment,  the  appropriate  form upon which the  Participant may make an election to remain under the vesting  schedule  provided under the Plan prior to the  amendment,  and notice of the time within which the  Participant  must  make an  election  to  remain  under the prior vesting schedule.

          11.3 Effect  of  Bankruptcy  and  Other  Contingencies   Affecting  an
               Employer.

     In the event an Employer terminates its connection with the Plan, or in the event an  Employer  is  dissolved,  liquidated,  or shall by  appropriate  legal proceedings be adjudged a bankrupt,  or in the event judicial proceedings of any kind result in the  involuntary  dissolution  of an Employer,  the Plan shall be terminated  with  respect  to  such  Employer.  The  merger,  consolidation,  or reorganization of an Employer,  or the sale by it of all or substantially all of its assets,  shall not  terminate the Plan if there is delivery to such Employer by the Employer's  successor or by the purchaser of all or substantially  all of the Employer's assets, of a written instrument  requesting that the successor or purchaser  be  substituted  for the  Employer  and  agreeing  to perform all the provisions  hereof which such Employer is required to perform.  Upon the receipt of said  instrument,  with the approval of GAFRI, the successor or the purchaser shall be  substituted  for such  Employer  herein,  and such  Employer  shall be
relieved  and  released  from  any  obligations  of  any  kind,  character,   or
description    herein   or   in   any   trust   agreement   imposed   upon   it.

---------------------------
                      End of Article 11

                          Article 12.   ESOP Provisions

     This  Article  12,  except  for  Sections  12.12  and 12.13  shall  only be applicable if the Trustee  borrows funds  pursuant to Section 12.4. In addition, this Article 12 shall only be applicable if the  Administrative  Plan  Committee designates  the  Trustee's  borrowing  of funds as an ESOP Loan and shall not be applicable to any other  borrowing of funds by the Trustee for any other purpose other than an ESOP Loan.

     12.1 Establishment of ESOP Fund.

     If the Trustee borrows funds pursuant to Section 12.4, GAFRI establishes an
Employee Stock Ownership Plan as defined in Section  4975(e)(7) of the Code with respect to that part of the Plan consisting of Matching Contributions made on or after  such loan and those  Employer  Retirement  Contributions  made after such date.

     12.2 Investment in GAFRI Common Stock.

     If the  Trustee  borrows  funds  pursuant  to Section  12.4,  all  Matching
Contributions and Employer Retirement  Contributions shall be invested primarily in GAFRI  Common Stock at the  direction of the Trustee  unless used to repay an
ESOP  Loan.  The  proceeds  of any ESOP Loan shall be  invested  solely in GAFRI
Common Stock.

     12.3 Allocation of Employer Contributions.

     All Matching Contributions and Retirement  Contributions shall be allocated in  accordance  with  Article 4 unless  used to repay an ESOP Loan.  If Matching
Contributions  and Retirement  Contributions  are used to repay an ESOP Loan, an
Employer shall contribute such amounts of Matching  Contributions and Retirement
Contributions as may be required (after taking into consideration  Earnings used for such purposes) to repay the principal amount of and interest on an ESOP Loan and cause the release  from the  Suspense  Account  shares of GAFRI Common Stock with a Fair Market Value equal to the amount of the  liability  for the Matching
Contributions, under Section 4.1(c), and Employer Retirement Contributions under
Section  4.6.  Such shares of GAFRI  Common  Stock then shall be  allocated to a
Participant's  Account in  accordance  with  Article 4 as if the shares had been contributed by an Employer under Sections 4.2 and 4.6.

     12.4 ESOP Loans and Suspense Accounts.

     (a)  Any GAFRI Common  Stock that is acquired  with the proceeds of an ESOP
          Loan shall be held in a Suspense Account and shall not be allocated to the Accounts  pursuant to Article 4 of Participants  until its release from such Suspense Account.

     (b)  If an ESOP Loan provides for annual payments of principal and interest at a  cumulative  rate that is not less  rapid at any time than  level annual payments of such amounts for ten years and satisfies such other requirements  as  may  be  set  forth  in  the  Code  and  regulations thereunder,  the  following  number of shares  of GAFRI  Common  Stock acquired  with the  proceeds  of an ESOP Loan shall be released by the
          Trustee at the direction of the Plan  Administrator  from the Suspense
          Account for each Plan Year during the  duration of the  relevant  ESOP
          Loan:  the  number  of  shares so  acquired  and held in the  Suspense
          Account  immediately  before  release,  multiplied by a fraction,  the numerator of which is the principal  paid with respect to the relevant
          ESOP Loan for the year and the  denominator  of which is the principal to be paid in respect of the  relevant  ESOP Loan for the  current and all  future  years.  In all other  cases,  the  number of shares to be released  shall be  determined in such other manner as is permitted by applicable law.

          In the case of a variable rate ESOP Loan, the determination of whether an ESOP Loan provides for annual payments of principal and interest at the cumulative  rate referred to in the preceding  paragraph  shall be made  as of the  date  such  ESOP  Loan is  made  (and  no  subsequent determination  shall  be  required),  assuming  for  purposes  of such determination  that the term of the ESOP  Loan was for ten  years at a fixed  interest rate equal to the rate  mutually  agreed upon for this purpose by the borrower and independent third-party commercial lenders
          (whether or not such fixed  interest rate is actually in effect).  All
          ESOP Loans  entered into  simultaneously  shall be treated as one ESOP
          Loan for purposes of the preceding sentence.

     (c)  Earnings  paid  during a Plan Year on GAFRI  Common  Stock held in the
          Suspense Account shall, at the direction of the Plan Administrator, be used to pay any installments of principal and interest due during such
          Plan Year on an ESOP Loan and,  to the  extent  not so used,  shall be allocated among the Accounts of Participants pursuant to Article 4.

     12.5 Required Terms of ESOP Loan.

     The Trustee may borrow  funds  (including  a borrowing  from GAFRI or other
Employers)  to acquire  GAFRI  Common Stock under the Plan or repay a prior ESOP
Loan  incurred  to  acquire  GAFRI  Common  Stock,   subject  to  the  following
conditions:

     (a)  Any  ESOP  Loan  to  the  Trust   Fund  shall  be   approved   by  the
          Administrative Plan Committee.

     (b)  The term of the ESOP Loan shall be for a definite period.

     (c)  The interest rate on the ESOP Loan may not exceed a reasonable rate of interest.

     (d)  Any collateral pledged to the creditor by the Trust Fund shall consist only of the GAFRI Common Stock  purchased  with the borrowed  funds or the GAFRI Common Stock used as collateral on a prior ESOP Loan that is being repaid with the proceeds of the current ESOP Loan.

     (e)  Under the terms of the ESOP Loan,  the creditor shall have no recourse against the Trust Fund except with respect to any collateral given for the ESOP Loan and Earnings  attributable  thereto,  and  contributions made  hereunder  (other than  contributions  of GAFRI Common Stock) to meet obligations under the ESOP Loan and Earnings  attributable to the investment of such contributions.

     (f)  The ESOP Loan  shall be repaid  only  from  amounts  lent to the Trust
          Fund,   from   amounts   contributed   under  the  Plan   (other  than
          contributions  of GAFRI Common  Stock) to meet  obligations  under the
          ESOP Loan and Earnings  attributable  to the investment  thereof,  and from  Earnings  attributable  to any GAFRI  Common  Stock  held in the
          Suspense Account.

     (g)  In the event of default  under the ESOP Loan,  the value of the assets of the Trust Fund transferred in satisfaction of the ESOP Loan may not exceed the amount of the default.

     12.6 Termination of Suspense Account.

     In the event  that the Plan is  terminated  in its  entirety,  the  Trustee shall, at the direction of the Administrative Plan Committee:

     (a)  To the extent  necessary  to satisfy any then  outstanding  ESOP Loan, sell shares of GAFRI Common Stock held in the Suspense Account and pay over to the  creditor  under  Section 12.5 the proceeds of the sale of such shares of GAFRI Common Stock;

     (b)  Release  any  remaining  shares  of  GAFRI  Common  Stock  held in the
          Suspense  Account to the Accounts of  Participants  in accordance with
          Article 4; and

     (c)  Determine the balance in each Participant's Accounts.

     12.7 Allocation of Earnings on Stock.

     Earnings  on GAFRI  Common  Stock  allocated  to a Member's  Account  under
Article 4 shall, at the discretion of the Administrative Plan Committee,  be (a)
used for the  purchase of GAFRI Common  Stock,  which stock shall be credited to the  Member's  Account;  (b) paid to the Member at the same time and in the same manner as such dividends are paid to other  shareholders  of GAFRI Common Stock;
or (c) paid to the Trust Fund and  distributed  therefrom  to Members  within 90 days after the last day of the Plan Year in which so paid.

     12.8 Valuation of GAFRI Securities.

     For  purposes of the Plan,  the value of GAFRI  Securities,  including  AFG
Common Stock, held by the Trust Fund shall be its Fair Market Value.

     12.9 Voting Rights.

     Each Member (or, in the event of his death, his beneficiary) shall have the right to direct the Trustee as to the manner in which voting rights  appurtenant to GAFRI Common  Stock and AFG Common  Stock  allocated to his Account are to be exercised  on each  matter  brought  before an annual or  special  stockholders'
meeting of GAFRI or AFG and on each matter as to which shareholder authorization of corporation account is solicited by written consent. Before each such meeting or  solicitation,  the Plan  Administrator  shall cause to be  furnished to each
Member (or the  beneficiary  thereof) a copy of the proxy or other  solicitation material,  together with a form  requesting  confidential  directions on how the shares  allocated to such  Member's  Account shall be voted on each such matter.
Upon timely receipt for such  directions,  the Trustee shall on each such matter vote as directed  the number of shares  (including  fractional  shares) of GAFRI
Common  Stock or AFG  Common  Stock  allocated  to such  Member's  Account.  The directions  received by the Trustee from Members shall be held by the Trustee in confidence  and shall not be  divulged  or  released  to any  person,  including officers or Employees of GAFRI, AFG or any Affiliate. The Trustee (a) shall vote shares of allocated  GAFRI Common Stock or AFG Common Stock for which it has not received  timely  directions  on a particular  matter in the same  proportion as directed shares are voted, and (b) shall vote unallocated shares of GAFRI Common
Stock or AFG Common Stock at the direction of the Plan Administrator,  which, in so directing,  shall act solely in accordance  with the  principles set forth in
Article 10.

     12.10 Rights on Tender or Exchange Offer.

     Each Member (or, in the event of his death, his beneficiary) shall have the right, to the extent of the number of shares of GAFRI Common Stock or AFG Common
Stock  allocated  to his  Account,  to instruct the Trustee in writing as to the manner in which to respond to a tender or exchange  offer with respect to shares of such GAFRI Common Stock or AFG Common Stock. The Plan Administrator shall use its best efforts to timely  distribute or cause to be distributed to each Member
(or beneficiary thereof) such information as will be distributed to stockholders of GAFRI  or AFG  Common  Stock in  connection  with  any such  tender  offer or exchange  offer.  Upon timely  receipt of such  instructions,  the Trustee shall respond as  instructed  with respect to shares of such GAFRI Common Stock or AFG
Common  Stock.  The  instructions  received by the Trustee from Members shall be held by the Trustee in  confidence  and shall not be divulged or released to any person,  including officers or Employees of GAFRI, AFG or any Affiliate.  If the
Trustee does not receive timely instruction from a Member (or beneficiary) as to the manner in which to respond to such a tender or exchange  offer,  such Member
(or beneficiary) shall be deemed to have instructed the Trustee not to tender or exchange the shares  allocated to his Account,  and the Trustee shall not tender or exchange any such shares.  The Trustee  shall tender or exchange  unallocated shares of GAFRI Common Stock or AFG Common Stock only if so directed by the Plan
Administrator,  which, in so directing,  shall act solely in accordance with the principles set forth in Article 10.

     12.11 Diversification.

     The  provisions  of Section 7.6 shall  continue to be applicable to satisfy the diversification requirement if the Trustee borrows funds pursuant to Section
12.4.

     12.12 Put Option.

     (a)  In the event that GAFRI Securities, including AFG Common Stock, ceases to be readily tradable on an established  securities market within the meaning of  Section  409(h) of the Code,  shares of GAFRI  Securities, including AFG Common Stock,  that are  distributed (in accordance with the provisions of this Plan) from a Member's  Account shall be subject to a "put" option at the time of distribution.  The "put" option shall be exercisable by the Member or beneficiary,  by the donees of either, or by a person  (including an estate or its  distributee)  to whom the
          GAFRI Securities,  including AFG Common Stock, passes by reason of the
          Member's or  beneficiary's  death. The "put" option shall provide that for a period of at least 60 consecutive days immediately following the date the shares are  distributed to the holder of the option,  and for another  60-consecutive-day period during the Plan Year next following the Plan Year in which the shares were distributed,  the holder of the option  shall  have the  right  to cause  GAFRI,  by  notifying  it in writing,  to purchase  such shares at their Fair Market  Value,  or at such  greater  price  as  GAFRI  may  agree.  GAFRI  shall  allow  the
          Administrative  Plan  Committee  to direct  the  Trustee to assume the rights  and  obligations  of GAFRI at the time  the  "put"  option  is exercised,  insofar as the repurchase of GAFRI  Securities,  including
          AFG Common Stock, is concerned;  provided,  however, that the purchase price paid by the Trustee may not exceed  said Fair Market  Value.  If the Plan  Administrator  so directs the Trustee,  GAFRI agrees to take such action as may be  necessary  to permit the Trustee to  consummate such repurchase,  including but not limited to, providing or arranging for the  financing  of such  repurchase.  The period  during which the
          "put" option is exercisable  shall not include any period during which the holder is unable to exercise  such "put" option  because  GAFRI is prohibited  from  honoring  it by federal  or state law.  The terms of payment for the purchase of such shares of GAFRI Securities, including
          AFG Common Stock, shall be as set forth in the "put" and may be either in a lump sum or in installments,  as determined by the Administrative
          Plan  Committee.  An  installment  obligation  issued  pursuant to the exercise of such "put" option shall --

          (1)  bear  a  reasonable  rate  of  interest,  as  determined  by  the
               Administrative Plan Committee;

          (2)  require equal annual payments;

          (3)  have a payment  period not longer than the period  beginning with the date the "put" option is  exercised  and ending with the date that  is the  earlier  of (A) ten  years  from  the  date of such exercise  and (B) the later of (i) the date on which  there is no longer  an  outstanding  balance  on the ESOP  Loan and (ii) five years from the date of such exercise;

          (4)  require that any payments pursuant to the installment  obligation begin to be made no later  than 30 days  after the date the "put"
               option is exercised; and

          (5)  contain such other terms not inconsistent  with applicable law as the Administrative Plan Committee may deem appropriate.

     (b)  The "put" option  provided for by this Section shall continue to apply to shares of GAFRI Securities,  including AFG Common Stock,  purchased by the Trustee with the proceeds of an ESOP Loan,  notwithstanding any amendment to or termination of this Plan that causes the Plan to cease to be an employee  stock  ownership plan within the meaning of Section
          4975(e)(7)  of  the  Code  and   notwithstanding  the  absence  of  an
          outstanding balance on an ESOP Loan at the time of the distribution of such shares.

     12.13 Non-traded Stock.

     In the event that any GAFRI Securities,  including AFG Common Stock,  cease to be readily tradable on an established securities market within the meaning of
Section  409(h) of the Code,  any such GAFRI  Securities,  including  AFG Common
Stock,  that are  distributed  (in accordance  with the provisions of this Plan)
from a Member's Account shall be subject to a right of first refusal on the part of the Plan and of GAFRI, in that order,  in the event that  distributee of said securities desires to sell all or any part of the same to a purchaser other than the Plan or GAFRI.  Said right shall consist of an obligation of the distributee to inform the Plan Administrator,  in writing, of his intention to sell the said securities  upon terms  (described  in said  notice) that have been offered by a third party  purchaser in good faith,  followed by the right of the Plan (and if the Plan  declines  said right,  GAFRI) to purchase  said  securities at a price equal to the greater of (a) the then Fair Market Value of said securities or (b)
the purchase price offered by said  purchaser,  and otherwise upon terms no less favorable to the seller than in the above described good faith offer.  The right of first refusal shall lapse 14 days after the distributee has given the written notice  referred to above.  In the event that GAFRI  Securities,  including  AFG
Common Stock, again become readily tradable on an established securities market, this Section shall not apply.

     12.14 Stock not Subject to "Put" or "Call".

     Except as otherwise  provided in Sections 12.12 and 12.13,  no GAFRI Common
Stock or other  security  purchased  with the proceeds of an ESOP Loan under the
Plan shall be subject to a "put",  "call" or other  option or to a "buy sell" or similar arrangement during the time such GAFRI Common Stock or other security is held  by  the  Trust  Fund  or at the  time  of its  distribution  to a  Member, notwithstanding  any  amendment to or  termination  of this Plan that causes the
Plan to cease to be an  employee  stock  ownership  plan  within the  meaning of
Section    4975(e)(7)    of   the    Code    during    or   at    such    times.

---------------------------
                        End of Article 12

                        Article 13.  Top-Heavy Provisions

     13.1 Application of Top-Heavy Provisions.

     (a)  Single  Plan   Determination.   Except  as   provided  in   Subsection
          13.1(b)(2),  if as of a  Determination  Date, the sum of the amount of the Code Section 416 Accounts of Key Employees  and the  beneficiaries of  deceased  Key  Employees  exceeds  60% of the  amount  of the Code
          Section 416 Accounts of all  Employees  and  beneficiaries  (excluding former Key  Employees),  the Plan is top-heavy  and the  provisions of this Article shall become applicable.

     (b)  Aggregation Group Determination.

          (1)  If as of a Determination Date this Plan is part of an Aggregation
               Group which is  top-heavy,  the  provisions of this Article shall
               become   applicable.   Top-heaviness  for  the  purpose  of  this
               Subsection  shall be determined  with respect to the  Aggregation
               Group in the same manner as described in Section 13.1(a) above.

          (2)  If  this  Plan  is  top-heavy  under  Section  13.1(a),  but  the
               Aggregation  Group is not  top-heavy,  this Article  shall not be applicable.

     (c)  Plan  Administrator.  The Plan Administrator shall have responsibility to make all calculations to determine whether this Plan is top-heavy.

     13.2 Definitions.

     (a)  "Aggregation  Group" means this Plan and all other plans maintained by the  Employers  and  nonparticipating  Affiliates  which  cover  a Key
          Employee  at any  time  during  the  five-year  period  ending  on the
          Determination  Date  (regardless of whether the plan has  terminated), and any other plan which  enables a plan  covering a Key  Employee  to meet the  requirements  of Sections  401(a)(4) or 410 of the Code.  In addition,  at the election of the Plan Administrator,  the Aggregation
          Group may be expanded to include any other  qualified plan  maintained
          by  an  Employer  or  nonparticipating   Affiliate  if  such  expanded
          Aggregation Group meets the requirements of Sections 401(a)(4) and 410 of the Code.

     (b)  "Determination  Date" means the last day of the Plan Year  immediately preceding  the Plan Year for which  top-heaviness  is to be determined or, in the case of the first Plan Year of a new plan,  the last day of such Plan Year.

     (c)  "Key Employee" means any Employee,  former Employee, or beneficiary of such Employee, who at any time during the current Plan Year, or any of the four preceding Plan Years, is, or was any of the following:

          (1)  An  officer  of  an  Employer  (as   determined   under  Treasury
               Regulations  under  Section  416 of  the  Code)  having  Adjusted
               Compensation  greater  than  50%  of  the  amount  under  Section
               415(b)(1)(A)  of the  Code,  including  permitted  cost of living increases.

          (2)  One of the ten Employees  both (A) having  Adjusted  Compensation greater than the amount under Section  415(c)(1)(A)  of the Code, including  permitted cost of living increases and (B) owning both more  than  a1/2%  interest  and  the  largest  interests  in any
               Employer or nonparticipating Affiliate.

          (3)  A 5% owner of any Employer or  nonparticipating  Affiliate.  A 5%
               owner  means any person who owns more than 5% of the  outstanding stock of any  Employer  or  nonparticipating  Affiliate  or stock possessing more than 5% of the total combined voting power of all stock  of any  Employer  or  nonparticipating  Affiliate.  If the
               Employer or nonparticipating  Affiliate is not a corporation,  5%
               owner  means any person  who owns more than 5% of the  capital or profits interest in the Employer or nonparticipating Affiliate.

          (4)  A 1% owner of any Employer or  nonparticipating  Affiliate having
               Adjusted Compensation of more than $150,000. A 1% owner means any person  who owns  more  than 1% of the  outstanding  stock of any
               Employer or  nonparticipating  Affiliate or stock possessing more than 1% of the total  combined  voting  power of all stock of any
               Employer  or  nonparticipating  Affiliate.  If  the  Employer  or nonparticipating Affiliate is not a corporation, a 1% owner means any  person  who owns  more  than 1% of the  capital  or  profits interest in the Employer or nonparticipating Affiliate.

          In determining the Employee's  Adjusted  Compensation under Subsection
          (1)  above,   compensation   from   every   Individual   Employer   or
          nonparticipating Affiliate shall be taken into account. In determining
          an   Employee's   percentage   of   ownership   in  an   Employer   or
          nonparticipating Affiliate, the ownership attribution rules of Section
          318 of the Code shall apply, except that Section 318(a)(2)(C) shall be applied by substituting 5% for 50%.

     (d)  "Section 416 Account" means the sum of the following:

          (1)  The amount credited as of a  Determination  Date to a Member's or beneficiary's  Account,  under  the  Plan  and  under  any  other
               qualified   defined   contribution  plan  which  is  part  of  an
               Aggregation  Group  (including  amounts to be  credited as of the
               Determination Date but which have not yet been contributed).  The present value of the accrued  benefit for any  individual  (other than a Key  Employee)  under a defined  benefit  plan shall be as determined  using the single accrual method for all plans of each
               Employer and Affiliates or if no such single method exists, using a method which results in benefits accruing not more rapidly than the slowest  accrual rate permitted  under the fractional rule of
               Section 411(b)(1)(C) of the Code.

          (2)  The present value of the accrued benefit  credited to a Member or beneficiary  under a qualified defined benefit plan which is part of an Aggregation Group. The present value of the accrued benefit for any  individual  (other than a Key Employee)  under a defined benefit  plan shall be as  determined  using the  single  accrual method for all plans of an Employer and  Affiliates or if no such single  method  exists,  using a method which results in benefits accruing not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.

          (3)  The amount of distributions  to the Member or beneficiary  during the five-year period ending on the Determination  Date other than a  distribution  which is a tax-free  rollover  contribution  (or similar  transfer) that is not initiated by the Member or that is contributed  to a plan  which is  maintained  by an  Employer  or nonparticipating Affiliate.

          Reduced by the following:

          (4)  The amount of rollover  contributions (or similar  transfers) and interest  thereon  credited as of a Determination  Date under the
               Plan or a plan  forming  part of an  Aggregation  Group  which is attributable  to a rollover  contribution  (or similar  transfer)
               accepted  after  December 31,  1983,  initiated by the Member and
               derived   from  a  plan  not   maintained   by  an   Employer  or
               nonparticipating Affiliate.

          The Account of a Member who was a Key  Employee  and who  subsequently meets  none of the  conditions  of Section  13.2(c)  for the Plan Year containing  the  Determination  Date is not a Code Section 416 Account
          and shall be excluded  from all  computations  under this  Article 13.
          Furthermore, if a Member has not performed any Service during the five year  period  ending on the  Determination  Date,  any Account of such
          Member (and any accrued  benefit for such  Member)  shall not be taken into account in computing top-heaviness under this Article 13.

     13.3 Vesting Requirements.

     In any Plan  Year in which  the Plan is a  top-heavy  plan,  and in which a
Participant  performs at least one Hour of Service,  a Participant  shall have a vested and nonforfeitable interest in that portion of his Matching Contributions and Employer Retirement Contributions in accordance with the following schedule:

       Years of Service                            Vested Percentage
       -----------------                           -----------------
       Less than 3 years                                    0%
       3 years or more                                    100%

     13.4 Minimum Contribution.

     (a)  General.  If  this  Plan  is  determined  to be  top-heavy  under  the provisions  of Section  13.1 with  respect to a Plan Year,  the sum of
          Employer  contributions   (including   contributions  under  a  salary
          reduction  agreement)  and  forfeitures  under all  qualified  defined contribution  plans  allocated  to the  Accounts of each Member in the
          Aggregation  Group who is not a Key Employee and is an Employee on the
          last day of the Plan Year  shall not be less than 3% of such  Member's
          Adjusted Compensation.  This Section 13.4 shall not be applicable with respect to a Member who is also covered  under a defined  benefit plan maintained  by  GAFRI  or an  Affiliate  which  provides  the  benefit specified by Section 416(c)(1) of the Code. Neither elective deferrals nor Matching  Contributions may be taken into Account for the purposes of satisfying the minimum top-heavy contribution requirements.

     (b)  Exception.  The contribution  rates specified in Section 13.4(a) shall
          not  exceed  the  percentage  at  which  Employer   contributions  and
          forfeitures are allocated under the plans of the Aggregation  Group to the  Account  of the Key  Employee  for whom  such  percentage  is the highest for the Plan Year.  For the purpose of this  Section  13.4(b), the  percentage  for each Key Employee shall be determined by dividing the Employer contributions and forfeitures for the Key Employee by the amount of his total Adjusted  Compensation  for the year not in excess of the Compensation Limit.

     (c)  Multiple  Defined  Contribution  Plans.  If  during  the Plan  Year an
          Employer  maintains  two or more defined  contribution  plans,  one of which is a money  purchase  pension  plan,  the  minimum  contribution required by this Section on behalf of a  Participant  who is not a Key
          Employee and who  participates in both the money purchase pension plan and this Plan  shall be  provided  under  this Plan only to the extent that  this  minimum  contribution  is not  provided  under  the  money purchase pension plan. If an Employer maintains during a Plan Year two or more  defined  contribution  plans,  neither  of  which  is a money purchase  pension  plan,  the  minimum  contribution  required by this
          Section on behalf of a  Participant  who is not a Key Employee and who participates in such other plans and this Plan shall be provided under this  Plan  only to the  extent  such  other  plans do not  require  a contribution that would satisfy the minimum contribution  requirements of this Section.

     (d)  Combination  with a Defined  Benefit  Plan.  Effective  for Plan Years
          beginning   after  December  31,  1986,  the  accrued   benefit  of  a
          Participant  other than a Key Employee  shall be determined  (1) under the method, if any, which uniformly applies for accrual purposes under all defined benefit plans of the Employer,  or (2) if there is no such method,  as if such benefit  accrued not more rapidly than the slowest
          accrual  rate  permitted   under  the   fractional   rule  of  Section
          411(b)(1)(C) of the Code.

     (e)  Participants Eligible for Allocation of Minimum  Contribution.  In any
          Plan Year in which the Plan is a top-heavy plan, minimum contributions and forfeitures  under this Section shall be allocated to the Employer
          Contribution  Account of each  Participant  who was an Employee on the last day of the Plan Year. An Employee who is not a Key Employee shall be eligible to receive a minimum  contribution under this Section even though he would otherwise be excluded from  Participation  in the Plan
          (or accrue no benefit  under the Plan) either (1) because his Adjusted
          Compensation  is less than a stated amount or (2) because of a failure to  make  mandatory  Employee  contributions,  if  any  are  required.
          Notwithstanding the foregoing,  Employer contributions and Forfeitures shall be allocated to the Accounts of those  Participants who have had a Severance from Service with an Employer during the Plan Year because that Participant has died, become Disabled, or retired after attaining
          Retirement.

     13.5 Limit on Annual Additions: Combined Plan Limit.

     (a)  General.  If this Plan is  determined  to be top-heavy  under  Section
          13.1,  Section 4.8 of this Plan shall be applied by  substituting  1.0 for 1.25 in applying the  provisions of Sections  415(e)(2) and (e)(3)
          of the Code. The transitional rule of Section  415(e)(6)(B)(i)  of the
          Code shall be applied by substituting "$41,500" for "$51,875."

     (b)  Exception. Section 13.5(a) shall not be applicable if:

          (1)  Section  13.4 is  applied  by  substituting  "4%"  for  "3%"  for
               Participants  participating  only in a defined  contribution plan maintained by an Employer, and

          (2)  this Plan  would not be  top-heavy  if "90%" is  substituted  for
               "60%" in Section 13.1.

     (c)  Transitional  Rule. If, but for this Section 13.5(c),  Section 13.4(a)
          would  begin to apply with  respect to the Plan,  the  application  of
          Section 13.4(a) shall be suspended with respect to a Member so long as there are the following:

          (1)  no   Employer    contributions,    forfeitures,    or   voluntary
               nondeductible contributions allocated to such Member, and

          (2)  no  accruals  under a  qualified  defined  benefit  plan for such
               Member.

     13.6 Limit on Annual Adjusted Compensation Taken into Account.

     During any Plan Year in which the Plan is determined to be top-heavy  under
Section 13.1, the annual Adjusted  Compensation of each Member that may be taken into account under the Plan shall not exceed the Compensation Limit.

     13.7 Collective Bargaining Agreements.

     The  requirements  of Sections  13.3,  13.4,  and 13.6 shall not apply with respect to any Employee  included in a unit of Employees covered by a collective bargaining  agreement  between  Employee  representatives  and  an  Employer  or nonparticipating Affiliate if retirement benefits were the subject of good faith
bargaining   between  such  Employee   representatives   and  such  Employer  or
nonparticipating Affiliate.

---------------------------
                       End of Article 13

                  Article 14.   Participation In and Withdrawal
                                From the Plan by an Employer

     14.1 Participation in the Plan.

     Each Affiliate  whose  employees were .covered under the AAG 401(k) Plan or the AAG ESORP on Dcember 31, 2000,  shall continue as an Employee under the Plan on the  Effective  Date.  Any  Affiliate  which  desires  to become an  Employer hereunder  may elect,  with the  consent of the Board,  to become a party to the
Plan and Trust  Agreement  by adopting  the Plan for the benefit of its eligible
Employees, effective as of the date specified in such adoption and by completion of the following:

     (a)  by filing with GAFRI a certified  copy of a resolution of its board of directors  to that  effect,  and such other  instruments  as GAFRI may require; and

     (b)  by GAFRI's  filing  with the then  Trustee a copy of such  resolution, together with a certified copy of  resolutions of the Board  approving such adoption.

The  adoption  resolution  or decision  may contain  such  specific  changes and variations in Plan terms and provisions applicable to such adopting Employer and its Employees as may be acceptable to GAFRI.  However, the sole, exclusive right of any other amendment of whatever kind or extent to the Plan or Trust Agreement is reserved by GAFRI.  The adoption  resolution or decision shall become,  as to such  adopting  organization  and its  employees,  a part  of this  Plan as then amended  or  thereafter  amended.  It shall not be  necessary  for the  adopting organization  to sign or execute  the  original or then  amended  Plan and Trust
Agreement  documents.  The  coverage  date of the  Plan  for any  such  adopting organization shall be that stated in the resolution or decision of adoption, and from and after such effective date, such adopting  organization shall assume all the rights,  obligations,  and  liabilities  of an  individual  Employer  entity hereunder and under the Trust Agreement.  The administrative  powers and control of GAFRI, as provided in the Plan and Trust Agreement,  including the sole right to amendment,  and of  appointment  and removal of the Plan  Administrator,  the
Trustee,  and  their  successors,  shall  not be  diminished  by  reason  of the participation of any such adopting organization in the Plan and Trust Agreement.

     14.2 Withdrawal from the Plan.

     Any  Employer,  by  action  of its board of  directors  or other  governing authority,  may withdraw from the Plan and Trust Agreement after giving 90 days'
notice to GAFRI, provided GAFRI consents to such withdrawal.

     14.3 Other Termination.

     Any Employer shall cease to be an Employer,  and its Employees  shall cease to be  Employees,  as of any date it ceases to be an  Affiliate  of GAFRI unless such Employer and GAFRI agree that it will continue. Any Employer shall cease to be an Employer,  and its  Employees  shall cease to be Employees as of any other date that GAFRI may designate by action of its Board.

     14.4 Distribution.

     Upon any withdrawal or other  termination of an Employer,  distribution  of assets held for affected  Participants  and Members may be  implemented  through continuation  of the Trust Fund,  or transfer to another  trust fund exempt from tax under  Section 501 of the Code,  or to a group  annuity  contract  qualified under Section 401 of the Code, or distribution  may be made as an immediate cash payment in accordance with the directions of the Plan  Administrator;  provided, however,  that no such action  shall divert any part of such fund to any purpose other than the exclusive benefit of the Employees of such Employer.

---------------------------
                  End of Article 14

                           Article 15.   Miscellaneous

     15.1 Section 16(b) Restrictions.

     Section 16  Participants  may generally  acquire or dispose of GAFRI Common
Stock or AFG Common Stock under the Plan to the same extent as Participants  who are not under Section 16.  However,  Section 16  Participants  are restricted in
their   ability   to   conduct   "discretionary   transactions."   Discretionary
transactions  are  transactions by Section 16 Participants  involving  voluntary fund  switches  or  voluntary  cash  withdrawals  relating  to an issuer  equity securities  fund. For a  discretionary  transaction to be exempt from Section 16 liability, it must be effected by an election made at least six months following the date of the Section 16  Participant's  most recent  "opposite-way"  election under any plan of GAFRI or AFG.  "Same-way"  elections  are not  subject to this six-month condition, nor are non-plan elections taken into consideration.

     Section 16(b) of the Exchange Act provides that if a Section 16 Participant makes any purchase and sale, or sale and purchase,  of shares for his AFG Common
Stock Fund,  GAFRI Common Stock Fund and/or his GAFRI and/or AFG Retirement Fund
within a six month period,  all profit resulting from the  transactions  must be turned over to GAFRI. The subsequent sale of the shares will constitute a "sale"
for purposes of Section 16(b).

     15.2 Beneficiary Designation.

     (a)  Each Member may designate,  on a form provided for that purpose by the
          Plan  Administrator,  a beneficiary  or  beneficiaries  to receive his interest in the Plan in the event of his death,  but such  designation shall not be effective  for any purpose until it has been filed by him during his lifetime with the Plan  Administrator.  The  beneficiary of each  Member  who is  married  shall be the  surviving  spouse of such
          Member,  unless such spouse  consents in writing to the designation of another  beneficiary or  beneficiaries.  Each Member may, from time to time, in a manner  approved by and filed with the Plan  Administrator, change his beneficiary or  beneficiaries;  provided,  that such change shall not become  effective  unless the spouse of any  married  Member consents thereto. All designation of beneficiary forms from the Merged
          Plan shall  continue to be  applicable  to such  Accounts in this Plan unless changed in accordance with this Section 15.2. In the event that the Member fails to designate a beneficiary, or if for any reason such designation  shall  be  legally  ineffective,  or  if  all  designated beneficiaries  predecease him or die simultaneously with him, the Plan
          Administrator shall designate the surviving spouse as the beneficiary.
          If there  is no  surviving  spouse,  then the  Trustee  shall  pay the
          Member's benefits to the legal  representative or  representatives  of the  estate  of the  Member.  The  Plan  Administrator,  in  its  sole discretion, shall direct the Trustee as to whom the Trustee shall make payment of the distribution.

     (b)  The written consent described in Section 15.2(a) shall acknowledge the
          effect  of  such   election   and  shall  be   witnessed   by  a  Plan
          representative  designated  by  the  Plan  Administrator  or a  notary public.

     15.3 Incompetency.

     Whenever  and as often as any person  entitled  to  receive a  distribution under the Plan shall be under a legal disability or, in the sole judgment of the
Plan Administrator,  shall otherwise be unable to care for such distributions to his own best interest and advantage, the Plan Administrator,  in the exercise of its discretion,  may direct such  distributions to be made in any one or more of the following ways:

     (a)  directly to such person;

     (b)  to his spouse;

     (c)  to his legal guardian or conservator; or

     (d)  any other person to be held and used for his benefit.

The decision of the Plan Administrator shall, in each case, be final and binding upon all  parties,  and any  distribution  made  pursuant  to the  power  herein conferred on the Plan Administrator  shall, to the extent so made, be a complete discharge of the obligations under the Plan of the Employers,  the Trustee,  and the Plan Administrator in respect of such person.

     15.4 Nonalienation.

     Except as provided below and in Section 401(a)(13)(C) of the Code, benefits payable to a Participant  at any time under the Plan shall not be subject in any
manner  to  alienation,   sale,  transfer,   assignment,   pledge,   attachment,
garnishment,  or  encumbrance of any kind by the  Participant.  Any attempt of a
Participant to alienate,  sell, transfer,  assign, pledge, or otherwise encumber any such benefit,  whether  presently or thereafter  payable,  shall be void. No benefit shall in any manner be liable for or subject to the debts or liabilities of any Member or any person  entitled  to any  benefit.  The Plan  Administrator shall establish  procedures to determine  whether domestic  relations orders are
Qualified Domestic Relations Orders and to administer  distributions  under such
Qualified Domestic Relations Orders.  This provision shall not be interpreted to limit the  ability  of the  Trustee  to  borrow  money on behalf of the Plan and alienate,  assign,  pledge or  encumber  in any manner the assets of the Plan in accordance with the other provisions of this Plan or the Trust.

     15.5 Applicable Law.

     The Plan and all rights  hereunder  shall be governed by and  construed  in accordance  with the laws of the State of Ohio to the extent  such laws have not been preempted by applicable federal law.

     15.6 Severability.

     If a  provision  of  this  Plan  shall  be held  illegal  or  invalid,  the illegality  or invalidity  shall not affect the remaining  parts of the Plan and the Plan shall be construed and enforced as if the illegal or invalid  provision had not been included in this Plan.

     15.7 No Guarantee.

     Neither the Plan  Administrator,  GAFRI, the Employers,  nor the Trustee in
any way guarantees the Trust Fund from loss or  depreciation  nor the payment of any money which may be or become due to any person from the Trust Fund.  Nothing herein contained shall be deemed to give any Participant, Member, or beneficiary an interest in any specific part of the Trust Fund or any other interest  except the right to  receive  benefits  out of the Trust  Fund in  accordance  with the provisions of the Plan and the Trust Agreement.

     15.8 Merger, Consolidation, or Transfer.

     In the case of any merger or consolidation of the Plan with, or in the case of any transfer of assets or liabilities of the Plan to or from, any other plan, each Member shall receive a benefit immediately after the merger, consolidation, or transfer (if the Plan had then terminated)  which is equal to or greater than the  benefit  he would have been  entitled  to  receive  immediately  before the merger,  consolidation,  or transfer  (if the Plan had then  terminated).  GAFRI shall have the power to direct such a merger,  consolidation or transfer and the
Trustee shall follow such  instructions as it may receive from GAFRI in order to implement the  transaction.  GAFRI may direct that the Plan accept  transfers of assets and benefit  liabilities  from other qualified plans and mergers of other qualified plans into the Plan. In the event of any such transfer or merger,  the
Plan Assets  received shall be held in such  subaccounts  as are  appropriate to reflect the vesting provisions,  distribution  limitations and optional forms of benefit applicable to the transferred or merged benefits.  GAFRI shall amend the
Plan as  necessary  to reflect the  appropriate  vesting and  optional  forms of benefit  applicable with respect to such  transferred  benefits and to make such other  amendments as it deems  necessary or appropriate in order to maintain the qualified status of the Plan.

     15.9 Internal Revenue Service Approval.

     It is the  intention  of AFG to obtain a ruling or rulings by the  District
Director of Internal Revenue Service as to the following:

     (a)  the  Plan,  as in  effect  from  time to  time,  with  respect  to all
          Employers, meets the requirements of Section 401(a) of the Code; and

     (b)  any and all  contributions  made by any  Employer  under  the Plan are deductible  for income tax purposes  under Section 404(a) or any other applicable provisions of the Code.

---------------------------
                  End of Article 15

     IN WITNESS WHEREOF,  GREAT AMERICAN  FINANCIAL  RESOURCES,  INC. has caused this instrument to be executed by its duly authorized  officers  effective as of
January 1, 2001, except where otherwise noted.

                                      GREAT AMERICAN FINANCIAL RESOURCES, INC.

                                      By:_____________________________________

                                      Its:____________________________________